CERTAIN PORTIONS OF THESE PROVISIONS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE "SEC"). THE NON-PUBLIC INFORMATION THAT HAS BEEN OMITTED FROM THESE PROVISIONS HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THESE PROVISIONS IS INDICATED BY A "[ * ]" AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF TITANIMUM METALS CORPORATION AND THE BOEING COMPANY.


















                           SPECIAL BUSINESS PROVISIONS

                                     between

                               THE BOEING COMPANY

                                       and

                           Titanium Metals Corporation

                                      [ * ]

                                [LOGO GOES HERE]

                    Boeing Proprietary and Seller Proprietary



                                TABLE OF CONTENTS

TITLE PAGE
TABLE OF CONTENTS
AMENDMENT PAGE
RECITAL PAGE

1.0      DEFINITIONS..........................................................10

2.0      CONTRACT FORMATION...................................................11
         2.1       Order......................................................11
                     2.1.1  Not Applicable. ..................................11
                     2.1.2 Issuance of Orders for Products and Services  .....12
         2.2       Entire Agreement...........................................12
                     2.3.1  Supporting Documentation and Priority  ...........13
                     2.3.2  Revision of Documents    .........................13
                     2.3.3  Compliance      ..................................14
                     2.3.4  List of Certain Documents.........................14
         2.4       Order of Precedence........................................14
         2.5       Survival...................................................14

3.0       PERIOD OF PERFORMANCE AND PRICES....................................15
         3.1       Performance................................................15
                     3.1.1  Period of Performance    .........................15
                     3.1.2  Extension of Contract    .........................15
         3.2       Pricing....................................................15
                     3.2.1  Product Pricing ..................................15
                     3.2.2  Manufacturing Configuration      .................16
                     3.2.3  Packaging       ..................................16
                     3.2.4  Local Transportation Devices      ................16
         3.3       Subject Matter of Sale.....................................16
                     3.3.1  Nonrecurring Work        .........................16
                     3.3.1.1        Tooling - General.........................16
                     3.3.1.2        Static and Fatigue Test Articles  ........16
                     3.3.1.3        Contractor-Use Tooling (also known as
                                    Seller-Use Tooling).......................17
                     3.3.1.4        Common - Use Tooling      ................17
                     3.3.1.5        Use of Casting, Forging and
                                      Extrusion Tools                .........17
                     3.3.1.6        Initial Planning .........................17
                     3.3.1.7        Weight Status Reporting   ................17
                     3.3.1.8        Integrated Product Team   ................17
         3.4       Type Design and Type Certification Data Development and
                     Protection...............................................17

4.0       GOVERNING QUALITY ASSURANCE REQUIREMENTS............................17
         4.1      Seller Authorized Representative (AR) Requirements and
                  Obligations.................................................17

5.0       APPLICABLE LAW......................................................18

6.0       PRODUCT SUPPORT AND ASSURANCE; ON TIME DELIVERY.....................18
         6.1       Warranty...................................................18
         6.1.1    ............................................................18
         6.1.2    ............................................................18

6.2      Integrated Materials Management (IMM) Program........................19
         6.3      ON-TIME DELIVERY............................................19

7.0       PAYMENT.............................................................21
         7.1      Recurring Price.............................................21
         7.2      Nonrecurring Price/Special Charges..........................21
         7.3      Payment Method..............................................21
         7.4      Payment Errors..............................................21
         7.5      Credit for Certain Orders...................................22

8.0       SCHEDULE ACCELERATION/DECELERATION..................................22

9.0       NOTICES.............................................................23
         9.1       Addresses..................................................23

10.0      OBLIGATION TO PURCHASE AND SELL/VOLUME AND SHARE/REMEDIES...........23

11.0      COST PERFORMANCE VISIBILITY.........................................29

12.0      CHANGE PROVISIONS...................................................29
         12.1      Reserved...................................................29
         12.2      Computation of Equitable Adjustment........................29
         12.3      Obsolescence...............................................29
         12.4      Change Absorption (Nonrecurring/Recurring).................29
         12.5      Planning Schedule/Forecasting..............................29
         12.6     Total Cost Management/Lean Manufacturing
                     Process Improvement......................................30
         12.7      Reserved...................................................32
         12.8      Reserved...................................................32
         12.9      Derivative Aircraft........................................32

13.0      SPARES AND OTHER PRICING............................................32
         13.1      Spares.....................................................32
                     13.1.1         Spares Support   .........................33
                     13.1.2         Reclassification or Re-exercises   .......34
                     13.1.3         Spare Pricing    .........................34
                     13.1.3.1       Aircraft on Ground (AOG) Requirement .....34
                     13.1.3.2       Seller's Less Than Manufacturing Lead-time
                                    Spare.....................................34
                     13.1.4         Spares Special Handling   ................34
         13.2      Expedite of Production Requirements........................35
         13.3      Tooling....................................................35
                     13.3.1         Responsible Party.........................35
                     13.3.2         Boeing Furnished Tooling  ................35
                     13.3.3.1       Title to Tooling .........................35
                     13.3.3.2       Use and Disposition of Tooling     .......35
                     13.3.3.3       Accountability for Tooling................35
                     13.3.3.4       Certified Tool Lists      ................35
         13.4      Pricing of Boeing's Supporting Requirements................36
         13.5      Pricing of Requirements for Modification or Retrofit.......36
                     13.5.1         Boeing Responsibility or Regulatory
                                    Requirement...............................36
                     13.5.2 Contract Aftermarket Modification or Retrofit Work Performed by
                     Boeing...................................................36
         13.6      Pricing of Similar Products................................36

14.0     STATUS REPORTS/REVIEWS...............................................36
         14.1      General Reports / Reviews..................................36
         14.2      Diversity Reporting........................................37
         14.3     Program Manager.............................................37
         14.4      Certified Tool List........................................37
         14.5      Problem Reports............................................37
         14.6      Reserved...................................................38

15.0     INTERNATIONAL COOPERATION............................................38
         15.1      Market Access and Sales Support............................38
         15.2      Offset Assistance..........................................38
         15.3      Credit Against Aircraft Sales..............................39

16.0      BOEING FURNISHED MATERIAL/SUPPLIER BANKED MATERIAL..................39
         16.1     Boeing Furnished Material...................................39

17.0      PARTICIPATION.......................................................40
         17.1      Other Boeing Entities......................................40
         17.2      Boeing Subcontractors / Suppliers..........................40
         17.3      Notification of Contract...................................40
         17.4      Notification of Price Reductions...........................40

18.0      INVENTORY AT CONTRACT COMPLETION....................................41

19.0      OWNERSHIP OF INTELLECTUAL PROPERTY..................................41
         19.1      Technical Work Product.....................................41
         19.2      Inventions and Patents.....................................41
         19.3      Works of Authorship and Copyrights.........................41
         19.4      Pre-Existing Inventions and Works of Authorship............41
         19.5      Inapplicability............................................42

20.0      ADMINISTRATIVE AGREEMENTS...........................................42

21.0      GUARANTEED WEIGHT REQUIREMENTS......................................42

22.0      SELLER DATA REQUIREMENTS............................................42

23.0      DEFERRED PAYMENT....................................................42

24.0      SOFTWARE PROPRIETARY INFORMATION RIGHTS.............................42

25.0      CONFIGURATION CONTROL...............................................42

26.0      INFRINGEMENT........................................................43

27.0      RAW MATERIAL PROGRAM................................................43
         27.1      Boeing Raw Material Strategy...............................43
         27.2      Reserved...................................................43

28.0      DIGITIZATION OF PROPRIETARY INFORMATION AND MATERIALS...............43

29.0     ON-SITE SUPPORT......................................................44
         29.1      Indemnification Negligence of Seller or subcontractor......44
         29.2      Commercial General Liability...............................44
         29.3      Automobile Liability.......................................44
         29.4      Workers' Compensation......................................44
         29.5      Certificates of Insurance..................................44
         29.6      Self-Assumption............................................44
         29.7      Protection of Property.....................................44
         29.8      Compliance with Boeing Site Requirements...................44

30.0     BOEING TECHNICAL / MANUFACTURING ASSISTANCE REGARDING SELLER'S
         NONPERFORMANCE.......................................................44

31.0      U.S. CUSTOMS INVOICE REQUIREMENTS...................................45

32.0      STRATEGIC ALIGNMENT.................................................45

33.0      CUSTOMS-TRADE PARTNERSHIP AGAINST TERRORISM (C-TPAT)................45

34.0     Reserved.............................................................45

35.0      DELIVERY - TITLE AND RISK OF LOSS...................................45
         35.1      Delivery Point and Schedule................................45
         35.2      Delivery Schedule of Other Products and Performance of
                   Services...................................................46
         35.3      Transportation Routing Instructions........................46
         35.4      Notification of Shipment...................................46
                     35.4.1          Title and Risk of Loss   ................46
         35.5      Notice of Delay - Premium Effort...........................46

36.0      PACKAGING AND SHIPPING..............................................46
         36.1      Product Packaging..........................................46
         36.2      Consolidated Shipments and Markings........................46
         36.3      Freight Charges............................................46
         36.4      Packing Sheet and Test Reports.............................46
         36.5      Additional Copies..........................................46
         36.6      Price Inclusive............................................46

37.0      ADDITIONAL QUALITY ASSURANCE REQUIREMENTS...........................46
         37.1      Federal Aviation Administration Inspection.................46
         37.2      Repair Authorization.......................................47
                     37.2.1          Boeing-Performed Work    ................47
                     37.2.2          Reimbursement for Repairs................47

38.0      CHANGES.............................................................47

39.0      EXAMINATION OF RECORDS..............................................47
         39.1      Reports....................................................47

40.0      EVENTS OF DEFAULT AND REMEDIES......................................47
         40.1      Additional Event of Default Not Applicable.................47
         40.2      Interest on Overdue Amounts................................47

41.0      CUSTOMER CONTACT....................................................47

42.0      SUBCONTRACTING......................................................47

43.0      SUPPLEMENTS AND MODIFICATIONS.......................................47

44.0      INCREMENTAL RELEASE AND CYCLE TIME REQUIREMENTS.....................48
         44.1      Incremental Release........................................48
         44.2      Cycle Time Requirements....................................48

45.0      SURPLUS PRODUCTS....................................................48
         45.1      Return of Surplus Products.................................48
         45.2      Use of Surplus Products....................................48

46.0      INTEGRATED PRODUCT TEAM.............................................48
         46.1      Purpose....................................................48
         46.2      Qualifications.............................................48
         46.3      Removal of Personnel.......................................48
         46.4      Work Schedule..............................................48
         46.5      Equipment and Supplies.....................................48
         46.6      Employment Status..........................................49
         46.7      Team Leader................................................49
         46.8      Discipline.................................................49
         46.9      Insurance..................................................49
         46.10     Indemnification............................................49
         46.11     Compensation...............................................49

47.0      SELLER ASSISTANCE...................................................49

         Not Applicable.......................................................49

48.0     DEFINE AND CONTROL AIRPLANE CONFIGURATION / MANUFACTURING RESOURCE
         MANAGEMENT (DCAC/MRM)................................................49

49.0     ELECTRONIC ACCESS AND EXCHANGE OF DIGITAL PRODUCT DEFINITION.........49
         49.1     Exchange of Digital Product Definition Between Boeing and
                  Seller......................................................49
         49.2      System/Software Compatibility between Boeing and Seller....49
         49.3     Electronic Access, Communications and Data Exchange via
                  Telecommunications..........................................50

50.0      AMENDMENT...........................................................50

51.0     AUTHORITY............................................................50


Signature Page

Attachment 1     Work Statement and Pricing

Attachment 1A    Component Spares Requirements--Not Applicable

Attachment 2     Non-U.S. Procurement Report

Attachment 3     Rates and Factors

Attachment 4     Boeing AOG Coverage

Attachment 5     Boeing AOG Shipping Notification

Attachment 6     Seller Data Submittals

Attachment 7     Supplier Data Requirements List Customers / Engineering
                 --Not Applicable

Attachment 8     Commodity Listing and Terms of Sale

Attachment 9     Cost and Performance Reviews

Attachment 10    Quality Assurance Requirements

Attachment 11    Second Tier Support

Attachment 12    Commercial Invoice Requirements (Customs Invoice)

Attachment 13    On-Site Terms & Conditions Supplement--Not Applicable

Attachment 14    Production Article Delivery Schedule--Not Applicable

Attachment 15    Production Article Definition & Contract Change Notices
                 Not Applicable

Attachment 16    Non-Recurring and Recurring Price Status and Summary Tables
                 --Not Applicable

Attachment 17    Value Engineering Methodology--Reserved

Attachment 18    Indentured Priced Parts List and Spares Pricing--Not Applicable

Attachment 19    Incremental Release Plan and Lead Times--Not Applicable

Attachment 20    Schedule Change Examples--Reserved

Attachment 21     Seller's Standard Stocked Items

Attachment 22     Seller's Traditional Shipping Locations


Puget Sound POP/RM
Special Business Provisions                                Seller's Name:  TIMET
dated 06/21/2005                                           [ * ]

* Certain information, indicated by "[ * ]" has been omitted and filed separately with the U.S. Securities and Exchange Commission. Confidential treatment has been requested with respect to such omitted portions.

                                                                    INITIALS:MSC

                                   AMENDMENTS

--------------- ---------------------------------- -------------- --------------
Amend           Description                        Date           Approval
Number
--------------- ---------------------------------- -------------- --------------
--------------- ---------------------------------- -------------- --------------





































--------------- ---------------------------------- -------------- --------------

Puget Sound POP/RM
Special Business Provisions                                Seller's Name:  TIMET
dated 06/21/2005                                           [ * ]

* Certain information, indicated by "[ * ]" has been omitted and filed separately with the U.S. Securities and Exchange Commission. Confidential treatment has been requested with respect to such omitted portions.

                                                                    INITIALS:MSC

                           SPECIAL BUSINESS PROVISIONS

THESE SPECIAL BUSINESS PROVISIONS ("SBP") are entered into as of August 2 , 2005 and effective as of July 1, 2005 by and between Titanium Metals Corporation ("TIMET"), a Delaware corporation with its principal office in Denver, Colorado ("Seller"), and The Boeing Company, a Delaware corporation acting by and through its Boeing Commercial Airplanes division ("Boeing"). Hereinafter, Seller and Boeing may be referred to each as a "Party" and jointly as "Parties" hereto.

Now, therefore, in consideration of the mutual covenants set forth herein, the Parties agree as follows:


1.0      DEFINITIONS

The definitions used herein are the same as those used in the GTA. In addition, the following terms are defined as follows:

A. [ * ] means the [ * ] between the Parties entered into as of [ * ], as may be amended from time to time by the Parties.

B. "Contract," "hereof," "hereto," "herein" and similar terms mean this Special Business Provisions, including all Attachments, Exhibits and Documents, and all amendments, modifications and supplements hereto.

C. "Drawing" means an electronic or manual depiction of graphics or technical information representing a Product or any part thereof and which includes the parts list and specifications relating thereto.

D. "Engineering Release" means engineering Drawings or other Documents, approved by Boeing and released through Boeing's engineering Drawing release system, that define the design requirements of any Product.

E. "Integrated Product Team" or "IPT" or "Design Build Team" or "DBT" means a team composed of representatives from engineering, operations, SM&P, design-to-cost and other disciplines as Boeing shall specify, whose objective is to optimize designs for cost, weight, performance and producibility.

F. "Manufacturing Work Package" or "Work Package" means manufacturing effort that Seller will provide under this SBP.

G.       "Miscellaneous   Work"  is  Seller-performed   work  or  services  that
         includes, but is not limited to, provision of additional test articles, test support, field support and Boeing-used supplier facilities.

H. "Obsolescence" means the discontinuation of the requirement for any Product as a result of engineering or manufacturing change, which has rendered such Product no longer usable in the production of the Program Airplane or any Derivative.

I. "Person" means any individual, partnership, corporation, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof or any other entity.

J. "Price" means the amount to be paid by Boeing to Seller for any Product in accordance with the terms of this SBP.

K. "Prior Agreement" means the "Purchase and Sale Agreement (for titanium products)" between the Parties amended and restated effective April 19, 2001.

L. "Program" means the design, development, marketing, manufacture, sales and customer support of Program Airplanes, Derivatives and other Products.

M. "Program Airplane" means a commercial transport aircraft incorporating advanced technology and having a model designation of 737, 747, 767, 787 for which Seller shall provide any Product pursuant to this SBP.

N. "Value Engineering" is a single component of total cost management designed to leverage BCA and Supplier Engineering resources to reduce costs (to Sellers) and prices (to Boeing) for Products through engineering changes in requirements, processes, or designs which in no way reduce airplane safety, performance, maintainability, reliability, producibility or capability.

2.0      CONTRACT FORMATION

2.1      Order

Any Order to which this SBP applies will include a statement incorporating this SBP by reference unless otherwise specifically agreed to in writing by the parties.

Each such Order will be governed by and be deemed to include the provisions of this SBP.

2.1.1    Not Applicable.

2.1.2    Issuance of Orders for Products and Services

Boeing will notify Seller of its requirements for any Product and for any Service under this SBP by issuing Orders in accordance with the provisions of the GTA. Only Boeing or its designated Service Provider may issue Orders hereunder. Such Orders will authorize performance, indicate Price (which is determined in accordance with Attachment 1), establish schedule for delivery or performance in accordance with then-applicable lead times, provide identification of any such Product or Service, indicate the part number for which the Products are being supplied and effect payment and accountability. Any such Order shall include a statement incorporating this SBP by reference and shall be governed by and be deemed to include the provisions of this SBP. From [
* ] through [ * ], Boeing and Seller shall process all Orders through [ * ]. Thereafter, during the term of this SBP commencing [ * ], the Parties will agree upon a procedure for processing Orders. Boeing and Seller will discuss the potential assumption [ * ] functions if Boeing [ * ].

2.2      Entire Agreement

This SBP (and all of the documents incorporated herein and made a part hereof) sets forth the entire agreement between the Parties pertaining to the subject matter hereof. Provided, however, that the Parties are also parties to the following agreements which shall remain in effect: (1) Proprietary Information Agreement effective as of May 2, 2003; (2) Proprietary Information Agreement effective as of August 2, 2005; (3) [ * ]; (4) Electronic Commerce Trading Partner Agreement dated as of June 14, 2003.

The Order shall be governed by and be deemed to include the provisions of this GTA and SBP and sets forth the entire agreement, and supersedes any and all other prior agreements, understandings and communications between Boeing and Seller related to the subject matter of an Order. Except as provided elsewhere herein or in the GTA, the rights and remedies afforded to Boeing and Seller pursuant to any provisions of an Order are in addition to any other rights and remedies afforded by law or otherwise.

2.3      Incorporated by Reference

General Terms Agreement ("GTA") [ * ] dated August 2, 2005 and effective as of July 1, 2005 is incorporated in and made a part of this SBP by this reference.

Whenever agreed to by the Parties, an Administrative Agreement ("AA") shall be incorporated in and made a part of this SBP.

In addition to any other documents incorporated elsewhere in this SBP or GTA by reference, the documents set forth in Section 2.3.1 shall be incorporated in and made a part of this SBP by reference with full force and effect, as if set out in full text. It is Seller's responsibility to comply with the latest revision of these documents subject to the provisions contained in Section 2.3.2.

2.3.1    Supporting Documentation and Priority

All Documents (as this term is herein defined) are by this reference incorporated herein and made a part of this SBP subject to the requirements of
Section 2.3. For purposes of this SBP, "Document" means all specifications, Drawings, documents, publications and other similar materials, whether in a tangible or intangible form, as exist on the date of this Contract, which relate to the manufacture and sale of Products or the provision of Services to Boeing pursuant to this SBP, including, but not limited to, the Documents listed below, and any other Documents specifically referred to in this SBP or in such other Documents. Reference in any Document to "Contractor" or "Seller" or "Supplier" shall mean Seller for the purposes of this SBP. In the event of any inconsistency between the terms and conditions of this SBP and the terms and conditions of any Document, the terms and conditions of the SBP shall control. In the event any provisions of any Document or Documents conflict among themselves, Boeing and Seller will jointly resolve such conflict and revise such Document or Documents accordingly. In resolving any such conflicts, this SBP shall be read as a whole and in a manner most likely to accomplish its purposes.

2.3.2    Revision of Documents

Subject to the terms of SBP Section 2.3, Boeing may at any time amend or revise any Document prepared by Boeing; provided, however, that (a) Boeing shall have supplied any such amendment or revision to Seller in writing within a reasonable amount of time prior to its effective date, (b) Seller will implement such amendment or revision as quickly as possible, subject to paragraph (d) below,
(c) if such change increases or decreases the cost or time required to perform any Order, Boeing and Seller shall negotiate an equitable adjustment in the price or schedule, or both, to reflect the increase or decrease, including the application of any required Cost Adjustment Element as described in Attachment 1 to SBP to reasonably and fairly compensate for the effect of such amendment or revision and (d) if Seller is unable to implement any of the amendments or revisions Boeing and Seller will negotiate regarding such implementation, and except that stated addresses and designees for each Party contained therein may be modified unilaterally by such Party, and any modification of any Document executed by Seller must be reflected promptly therein by amendment thereto.

2.3.3    Compliance

Seller shall, subject to the terms of this SBP Section 2.3, promptly comply with the provisions of all Documents, including any revisions subject to SBP Section
2.3.2 thereto.

2.3.4    List of Certain Documents

[ * ]

2.4      Order of Precedence

In the event of a conflict or inconsistency between any of the terms of the following Documents, the following order of precedence shall control:

A.       [ * ]
B.       [ * ]
C.       [ * ]
D.       [ * ]
E.       [ * ]
F.       [ * ]
G.       [ * ]
H.       [ * ]
I.       [ * ].

In resolving any such conflicts, these documents shall be read as a whole and in a manner most likely to accomplish their purposes.

Each  Party   shall   promptly   report  to  the  other  Party  in  writing  any
inconsistencies discovered in these Documents, even if the inconsistency is resolvable using the above rules.

2.5      Survival

Without limiting any other survival provision contained herein and notwithstanding any other provision of this SBP or the GTA to the contrary, the representations, covenants, agreements and obligations of the Parties set forth in GTA Section 8.5 "Retention of Records", GTA Section 12.3 "Seller's Claim", GTA Section 16.0 "Termination or Wrongful Cancellation", GTA Section 18.0 "Responsibility for Property", GTA Section 20.0 ` Proprietary Information and Items", GTA Section 24.0 "Boeing's Rights in Seller's Patents, Copyrights, Trade Secrets and Tooling", GTA Section 27.0 "Property Insurance", GTA Section 29.0 "Non-Waiver/Partial Invalidity", this SBP Section 2.5 "Survival", SBP Section
5.0 "Applicable Law", SBP Section 29.0 "On-Site Support"(if applicable), and SBP
Section 43.0 "Supplements and Modifications"(if applicable), shall survive any cancellation, termination or expiration of this SBP, any assignment of this SBP or any payment and performance of any or all of the other obligations of the Parties hereunder. Termination or cancellation of any part of this SBP shall not alter or affect any part of this SBP that has not been terminated or cancelled.

3.0      PERIOD OF PERFORMANCE AND PRICES

3.1      Performance

3.1.1    Period of Performance

The period of performance for this SBP shall be from the effective date identified in the first paragraph of this SBP and ending December 31, 2010.

3.1.2    Extension of Contract

Seller and Boeing may extend the period of performance of this SBP by mutual written agreement of both parties. Boeing and Seller shall endeavor to reach any such agreement regarding extension no later than [ * ].

Notwithstanding the provisions herein, each Party reserves the right to commence new negotiations with the other Party concerning pricing and other terms for additional quantities of Products.

3.2      Pricing

3.2.1    Product Pricing

The Prices of Products ordered and scheduled for delivery under this SBP on or after [ * ] are set forth in SBP Attachment 1. Prices are in United States Dollars.

A list of Seller's traditional shipping locations is included as Attachment 22.

[ * ]

In addition, when the Products will be imported into the United States by way of aircraft, the Seller has the responsibility of requiring, and ensuring, that the forwarder/carrier provide, via email, a pre-alert and confirmed on-board notification to Boeing's contracted broker no less than [ * ] prior to the shipment's leaving the port of export. The pre-alert must include a copy of the completed commercial invoice, the airway bill, flight details, and confirmed on-board information. For identification of Boeing's contracted broker contact Boeing Traffic at http://www.boeing.com/companyoffices/doingbiz/flash.html.

3.2.2    Manufacturing Configuration

Unit pricing for each Product or part number shown in SBP Attachment 1 is based on the latest revisions of the Specifications at the time of the signing of this SBP and any amendments thereof, subject to GTA Section 10.

3.2.3    Packaging

The Prices shown in SBP Attachment 1 include all normal and reasonable packaging costs (normal and reasonable packaging is further described in GTA Section 7). For export shipments or shipments requiring packaging in excess of normal packaging, Boeing shall pay for such additional packaging charges. Seller shall package Product in accordance with the applicable requirements set forth in the GTA for the location issuing the Order, as appropriate. Upon Boeing's request, Seller will provide discreet packaging costs.

3.2.4    Local Transportation Devices

         Not Applicable.

3.3      Subject Matter of Sale

Subject to the provisions of this SBP, Seller shall sell to Boeing and Boeing shall purchase from Seller certain Products as set forth in SBP Attachment 1. Such Products are intended for use by Boeing for the [ * ]. Such Products may be [ * ].

3.3.1    Nonrecurring Work

3.3.1.1  Tooling - General

         Not Applicable.

3.3.1.2  Static and Fatigue Test Articles

         Not Applicable.

3.3.1.3  Contractor-Use Tooling (also known as Seller-Use Tooling)

         Not Applicable.

3.3.1.4  Common - Use Tooling

         Not Applicable.

3.3.1.5  Use of Casting, Forging and Extrusion Tools

         Not Applicable.

3.3.1.6  Initial Planning

         Not Applicable.

3.3.1.7  Weight Status Reporting

         Not Applicable.

3.3.1.8  Integrated Product Team

Seller shall participate and/or locate at Boeing's facilities key personnel for Integrated Product Teams as requested by Boeing.

3.4      Type Design and Type Certification Data Development and Protection

         Not Applicable.

3.5      Seller Authorized Representative (AR) Requirements and Obligations

         Not Applicable.

4.0      GOVERNING QUALITY ASSURANCE REQUIREMENTS

In addition to those general quality assurance requirements set forth in the GTA, the work performed under this SBP shall be in accordance with the requirements set forth in SBP Attachment 10.

4.1      Seller Authorized Representative (AR) Requirements and Obligations

         Not Applicable.

5.0      APPLICABLE LAW

This Contract shall be governed by the laws of the State of Washington. No consideration shall be given to Washington's conflict of law rules. This Contract excludes the application of the 1980 United Nations Convention on Contracts for the International Sale of Goods. Seller hereby irrevocably consents to and submits itself to the jurisdiction of the applicable courts of King County Washington and the federal courts of Washington State for the purpose of any suit, action or other judicial proceeding arising out of or connected with any Order or the performance or subject matter thereof. Seller hereby waives and agrees not to assert by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that (a) Seller is not personally subject to the jurisdiction of the above-named courts, (b) the suit, action or proceeding is brought in an inconvenient forum or (c) the venue of the suit, action or proceeding is improper.


6.0      PRODUCT SUPPORT AND ASSURANCE; ON TIME DELIVERY

6.1      Warranty

With respect to each Product purchased by Boeing and delivered by Seller, Seller warrants to Boeing that [ * ].

Unless otherwise agreed to by Boeing, Products delivered under an Order shall be subject to [ * ]. If Boeing performs an inspection or test on the premises of Seller or its subcontractor, Seller shall furnish, and shall require its subcontractor to furnish, without additional charge, reasonable facilities and assistance for safe and convenient performance of these duties.

6.1.1    Claim Against Seller

Any claim against  Seller for breach of the warranties set forth in this Section
6.1 shall be made in writing no later than [ * ] after delivery of such Product by Seller, after which time any such claim shall be deemed waived and barred.

6.1.2    Implied Warranty

[ * ]

6.1.3    Permitted Assignees

This warranty shall run to Boeing, its successors, and their permitted assignees. Products required to be repaired, corrected or replaced shall be subject to this SBP Section 6.1 and GTA Section 8.3 "Boeing's Inspection and Rejection" in the same manner and to the same extent as Products originally delivered under this SBP, but only as to the repaired, corrected or replaced part or parts thereof. Even if the Parties disagree about the existence of a breach of this warranty, Seller shall promptly comply with Boeing's direction to: [ * ] If the Parties later determine that Seller did not breach this warranty, the Parties shall equitably adjust the invoiced amounts.

6.2      Integrated Materials Management (IMM) Program

If requested by Boeing, Seller shall, as may be applicable for a materials supplier, participate in and support Boeing's Integrated Materials Management
(IMM) Program pursuant to terms and conditions mutually agreed upon in writing by the Parties that will achieve an efficient and low cost supply chain infrastructure pursuant to the goals and strategies of the IMM Program as set forth below:

         A. Provide a Boeing integrated solution for customers' material management operations;

         B. Provide guaranteed service levels to customers' maintenance operations;

         C. Reduce inventory and process costs with better service levels to customers;

         D. Enable supply chain and customers to reduce costs and share benefits.

IMM on-site functions may be located at customers' facilities and may include, demand planning, inventory management, repair and overhaul services and replenishment management. IMM global functions may include, planning and collaboration, global operations, systems integration, network supplier management, global logistics management, quality assurance, human resources, parts/services engineering, finance and accounting, communications, product development. 6.3 ON-TIME DELIVERY

6.3.1    Definitions

For the purposes of this Section 6.3, "On-Time" delivery by Seller for the period from the effective date of the Contract up to and including [ * ] shall be defined as Seller having conforming Product available to ship from a period beginning [ * ].

"On-Time Delivery Rate" means, for a given [ * ], the [ * ]. This rate is expressed as a percentage.

"Quality Performance Rate" means for a given [ * ] the [ * ]. This rate is expressed as a percentage.

6.3.2    On-Time and Delivery Targets and Material Default in Performance from [
         * ] through [ * ].

From [ * ] through [ * ], Seller shall strive at all times for an On-Time Delivery Rate of not less than [ * ] in each [ * ] and a Quality Performance Rate of not less than [ * ] in each [ * ].

However, for purposes of GTA Section 13.4, a "Material Default in Performance" by Seller for the period from [ * ] through [ * ] shall be deemed to occur when either (a) the On-Time Delivery Rate for any given [ * ] is less than [ * ] or
(b) the Quality Performance Rate for any given [ * ] is less than [ * ].

6.3.3    On-Time and Delivery Targets and Material Default in Performance from [
         * ] through [ * ].

From [ * ] through [ * ], for any given [ * ] Seller's performance with regard to its on-time delivery and quality performance shall be measured in accordance with the following criteria:

                 OTD Performance           Quality Performance
[ * ]

However, for purposes of GTA Section 13.4, a "Material Default in Performance" by Seller for the period from [ * ] through [ * ] shall be deemed to occur when either (a) the On-Time Delivery Rate for any given [ * ] is less than [ * ] or
(b) the Quality Performance Rate for any given [ * ] is less than [ * ].

Provided, however, that Boeing and Seller agree to engage in good faith negotiations regarding the use of [ * ] as the metric for calculating the On-Time Delivery Rate as well as the calculation of such rate on a quarterly (as opposed to rolling) basis, and the use of [ * ] as the metric for calculating Quality Performance Rate as well as the calculation of such rate on a quarterly (as opposed to rolling) basis, with a view that the Parties would endeavor to reach mutual agreement on any acceptable changes to these requirements by [ * ] which changes would then become effective [ * ].


6.3.4 Seller Implementation of Additional Measures by Product Group to Ensure On-Time Performance

6.3.4.1 If during the period from [ * ] through [ * ] Seller's On-Time Delivery Rate for any specific Product group(s) falls below [ * ] for any given calendar quarter, Seller and Boeing shall set up a cross-functional team to establish milestones to address the root cause(s) of the unsatisfactory On-Time Delivery Rate within [ * ] following the end of the calendar quarter in which Seller's On-Time delivery Rate for any Product group(s) falls below [ * ]. If Seller thereafter fails to reach any of the established milestones, Seller will [ * ] within a mutually agreeable time frame and will [ * ] in place until Seller's On-Time Delivery Rate for such Product group(s) is at least [ * ] for [ * ] (without relying on [ * ]).



7.0      PAYMENT

7.1      Recurring Price

Unless otherwise provided under the applicable Order or written agreement between the Parties, payment shall be [ * ]. All payments shall be in United States Dollars. Except as otherwise provided on an applicable Order identifying Pay-From Receipt, payment due dates, including discount periods, shall be computed from the later of (a) the invoice date for the Product or (b) the date of receipt of a correct (proper) invoice. Any discount shall not apply to freight or other specified charges. All payments are subject to adjustment for shortages, credits and rejections. A discount of [ * ] of the invoiced amount shall apply to all cash payments made within [ * ] of the invoice date.

Boeing may dispute payment amounts due, provided that Boeing provides a complete reason as to the dispute. Once a dispute has been resolved, payment terms will be [ * ] from the date of resolution.

In the event Boeing fails to make payments when due, Seller reserves the right to assert whatever remedies it may have under law.

7.2      Nonrecurring Price/Special Charges

         Not applicable.

7.3      Payment Method

All payments hereunder shall be made by Boeing through Seller's automated payment system.

7.4      Payment Errors

If an error in payment (over payment or under payment) is discovered by Boeing or Seller, a written notification will be submitted to the other Party and resolution of the error will occur in a timely manner after discovery of such error.

7.5      Credit for Certain Orders

Seller shall credit Boeing [ * ] for all Product ordered by Boeing hereunder and originally scheduled for delivery by Seller through [ * ].

8.0      SCHEDULE ACCELERATION/DECELERATION

In addition to Boeing's right to direct a change in quantity or schedule under GTA Section 10.0, upon receipt of written notification from Boeing's Procurement Representative of Boeing's desire to increase its quantity or accelerate schedule requirements ("Acceleration Request") and/or decrease its quantity or decelerate schedule requirements by canceling all or any part of an Order or push out the delivery date(s) specified on any Order ("Deceleration Request");

(a) In the event of an Acceleration Request, Boeing shall provide written notification to Seller specifying all demand and prioritization information. Seller shall provide, in cooperation with Boeing, a formal proposal specifying the manner and extent to which Seller can address Boeing's demand requirements and enumerating the anticipated additional costs resulting from various action proposals that may be made by Seller. Based on Boeing's feedback Seller will develop a milestone chart, implement the agreed upon action proposal and provide ongoing status reports.

(b) In the event of a Deceleration Request, Boeing shall provide to Seller written notification of any anticipated deceleration as soon as possible prior to the effectiveness of the deceleration request. Seller shall, at no added cost to Boeing, accept the cancellation of all or any part of an Order or permit Boeing to push-out the delivery dates on Orders, with respect only to Orders for which the delivery dates are later than the then-effective manufacturing lead-times described in SBP Section 12.5.

Provided, however, that Seller's obligations under this SBP Section 8.0 shall be limited to circumstances in which Boeing experiences "significant and sudden" changes to its program(s) build rates and/or model/fleet specific program.

9.0      NOTICES

9.1      Addresses

For all matters requiring the approval or consent of either Party, such approval or consent shall be requested in writing and is not effective until given in writing. Notices shall be deemed delivered (a) on the business day when personally delivered or when received by e-mail, (b) one (1) business day after deposit with a recognized overnight business delivery service, or (c) on the business day when sent by verified facsimile to the facsimile number provided in this Section 9.1, with original forwarded by recognized overnight business delivery service. Notices and other communications shall be given in writing by personal delivery, recognized overnight business delivery service, facsimile, or electronic transmission addressed to the respective party as follows:

                  To Boeing:        Attention: Michael S. Carr  Mail Code: 05-16
                                    BOEING COMMERCIAL AIRPLANES
                                    GLOBAL PARTNERS
                                    P.O. Box 3707
                                    Seattle, Washington  98124-2207
                                    E-mail: Michael.s.carr@boeing.com
                                    Facsimile: (425) 294-6330

                  To Seller:        Attention: Chris Boland
                                    Titanium Metals Corporation
                                    900 Hemlock Road
                                    Morgantown, PA. 19543
                                    E-mail: Chris.Boland@TIMET.com
                                    Facsimile: (610) 286-3839

                                    And:

                                    Attention: Derek George
                                    Titanium Metals Corporation
                                    3907 S.W. 328th St
                                    Federal Way, WA 98023
                                    E-mail: Derek.George@TIMET.com
                                    Facsimile: (253) 661-6424

Any Party may change its address or facsimile number by giving notice to the others in accordance with the provisions of this Section 9.1.

10.0     OBLIGATION TO PURCHASE AND SELL/VOLUME AND SHARE/ REMEDIES

Boeing agrees to purchase from Seller and Seller agrees to supply to Boeing the Products, on the terms and subject to the conditions contained in the Contract.

         A. Boeing and Seller agree that in consideration of the prices set forth under SBP Attachment 1 and all of the other terms and conditions of this SBP, Boeing shall purchase and Seller shall supply a minimum [ * ] each calendar year from [ * ] through [ * ] ("Boeing Minimum Volume"). The Boeing Minimum Volume may increase as set forth in Section 10.0.F.2 below.

         B. Boeing currently estimates that calendar year purchases from Seller will be as follows:

[ * ]

         C. Seller's supply obligation will be [ * ] of Product for [ * ], notwithstanding the provisions of Section 10.E or 10.F.

         D. Seller's obligation to supply the annual volumes of Product indicated is conditioned upon Boeing's providing to Seller reasonably accurate forecasting on the basis described in Section 12.5. In addition, Seller shall not be obligated to accept any Order which:

                  1. [ * ] set forth herein;

                  2. Contains a [ * ]. Seller will consult with Boeing in the event it receives such an Order and is unable to resolve [ * ] and, if appropriate, [ * ]. Seller will use [ * ] by Boeing;

                  3. Is [ * ]

                  4. Is for [ * ];

                  5. Is for [ * ]; or

                  6. Is for [ * ].

         E. Except as provided in Section 10.0.F, Boeing may not increase its purchased volume (and Seller's corresponding supply obligation) of Product by more than [ * ].

         F. Boeing's purchased volume (and Seller's corresponding supply obligation) of Product may increase by more than the [ * ]) provided that Boeing gives Seller [ * ] advance written notice of its plan for such increase, specifying the absolute volume desired.

         1. For example, in order to increase projected volume of Product for [ * ] to a level more than [ * ] level, Boeing would have to give written notice to Seller by [ * ].

         2. For any calendar year in which Boeing notifies Seller that the projected increase in Boeing's volume of Product would exceed the permitted [ * ], the amount by which the projected volume exceeds the permitted [ * ] will be added to the then-effective Boeing Minimum Volume and the sum of the two will become the new Boeing Minimum Volume for that calendar year.

         3. Notwithstanding the foregoing, Boeing's purchased volume may increase at a greater [ * ] than otherwise allowed in SBP
                  Section 10.0.F if such increase would be necessary in order for Boeing to purchase the Boeing Minimum Volume under Section 10.0.A.

         G. Boeing shall purchase a minimum volume of titanium mill products (vs. ingot or other melted titanium product) each calendar year (the "Mill Products Minimum") which volume shall be included in the Boeing Minimum Volume. The Mill Products Minimum for a given calendar year will be calculated based on Boeing's total purchased volume of Product that calendar year ("Annual Volume"), as set forth in the following table:

[ * ].

         H. Volume of Product purchased by Boeing [ * ] will not be counted toward satisfaction of Boeing's Mill Products Minimum purchase requirement in
Section 10.0.G, but will be counted toward satisfaction of the Boeing Minimum Volume.

         I. In the event that Boeing does not purchase at least [ * ], Boeing will compensate Seller [ * ].

         J. In addition, in the event that Boeing does not purchase at least [ * ], Boeing will compensate Seller [ * ].

         K. Seller shall provide Boeing with all information relevant to [ * ] claim under Sections 10.0.I or 10.0.J for a [ * ] by [ * ] of the [ * ]. The Parties shall agree upon the amount of [ * ] due and payable by Boeing to Seller by [ * ]. Boeing shall satisfy its obligation to Seller for [ * ] no later than [ * ] calendar days after [ * ] either by a [ * ] or, [ * ].

Boeing shall satisfy all [ * ] claim amounts by [ * ] after [ * ] in the manner described above. If any [ * ] amounts remain in dispute by [ * ], the Parties shall target to resolve all outstanding disputes regarding Seller's [ * ] claims on or before [ * ] ("Resolution Date") [ * ]. Boeing shall then satisfy all resolved [ * ] claims ("Resolved [ * ] Claim") by [ * ] after the Resolution Date, subject to a late payment charge on the Resolved [ * ] Claim computed over the period from [ * ] until the Resolution Date, using the [ * ] publicly announced by [ * ], as its [ * ] in effect [ * ] and using the following formula:

                           [ * ]

Any amounts that remain disputed after the Resolution Date shall be [ * ].

Late [ * ] Payments: Amounts determined to be due by the procedures outlined above that are not paid when due will also be subject to a late charge on the amount due computed over the period beginning on the date the payment is due and ending on the payment date calculated in the manner described in the formula above.

         L. The [ * ] in Section  10.0.I  for  failure to [ * ] and the [ * ] in
Section 10.0.J for failure to [ * ] are [ * ] within a given [ * ]. For example, if in a given [ * ] Boeing purchased [ * ] and [ * ], Boeing would be obligated to pay Seller in [ * ] (in accordance with the provisions of Section 10.0.K) in an amount equal to [ * ]. Assume a [ * ] and a [ * ] (under Section 10.0.G). For the reflected [ * ] shown below, the applicable [ * ] under Sections 10.0.I and 10.0.J are shown on the right.

[ * ]

         M. Boeing and Seller agree to discuss establishing a [ * ].

         N. Boeing will use commercially reasonable efforts to provide Seller with a diversified statement of work across all Boeing commercial production programs.

         O. Beginning in [ * ], Boeing will use commercially reasonable efforts to order from Seller and Seller will use commercially reasonable efforts to supply to Boeing on an annual basis, a mix of titanium mill products consistent with the following target mix [ * ]:

[ * ]





         P. Seller will provide Boeing with an appropriate business case (including minimum volumes requested and titanium scrap mix) to support the potential award to Seller of Orders for [ * ] Product. Based on Seller's business case, Boeing will determine the volume of [ * ] that may be awarded to Seller and the applicable commercial aircraft production programs to which such awards will relate.

         Q. Mill Minimums - Minimum Order Volumes

         1. A list of Seller's "standard stocked items" is provided as Attachment 21 to this SBP. Boeing agrees that for all Orders other than for standard stocked items, the Order volume must be at least [ * ] set forth in the table below:

              [ * ]

                                                              * Nominal weight

         2. Seller shall not be obligated to accept any offer for an Order for a standard stocked item for which the Order [ * ] is less than [ * ].

         3. If Boeing desires to order less than the [ * ] of a Product other than a standard stocked item, Seller elects not to accept such offer for an Order, and Boeing thereafter chooses to purchase such item from a third-party supplier, Boeing will receive [ * ]; provided, however, that the maximum credit Boeing may receive in such cases in any calendar year for such third-party purchases is [ * ].

         4. In the event Boeing is unable to secure the item from a third-party supplier, Boeing may require Seller to supply such Product. In such case Seller will manufacture the [ * ]. Any portion of such [ * ] or, at Boeing's election, [ * ] (based upon the then-current Indicator Index for scrap--see Section 1.03.B. of Attachment 1). Boeing may not require Seller to produce more than [ * ] under this Section 10.0.Q.4 in any calendar year.

         5. Seller agrees to review the [ * ] limits set forth in Sections 10.0.Q.3 and 10.0.Q.4 on an annual basis to assure they continue to be reasonable.

         R. Calculation of Purchased Volumes

         1. Product shall be deemed to have been purchased in the [ * ] under an Order, provided that if [ * ]; provided, that, if payment for any Product ordered by Boeing is not subsequently made by Boeing, [ * ]; and provided further, that [ * ];

         2. Product with respect to which an Order is terminated in accordance with Section 12.0 of the GTA shall be counted only in an amount equal to the relevant Order volume (in pounds) times the percentage of applicable Price actually paid as a termination charge in accordance with Section 12.3 of the GTA; and

         3. Any substitute titanium product purchased by Boeing pursuant to Section 13.2.B of the GTA upon the occurrence of a Seller Event of Default/non-performance under an Order (as defined in Section 13.1 of the GTA) or any Product that Boeing purchases from a third party because Seller is unable to supply such Product shall be counted as though such volume (in pounds) had actually been purchased by Boeing from Seller pursuant to the Contract in the calendar quarter in which Seller should have made delivery thereof provided Seller has been furnished with written notice of such event.

         S. For purposes of this SBP Section 10.0, Boeing is defined [ * ].

11.0     COST PERFORMANCE VISIBILITY

Consistent with the limitations identified in GTA Section 9.0, when requested by Boeing, Seller shall provide all necessary cost support data, source documents for direct and indirect costs, and assistance at the Seller's facility in support of cost and performance reviews performed by the Parties pursuant to cost reduction initiatives as set forth in SBP Section 12.6.

The Cost Performance Review (CPR) process is the tool which the Parties will use to measure Seller's performance against the goals and objectives of Boeing as set forth in SBP Section 12.6. Boeing and Seller shall implement a structured process called CPR to review and identify areas, processes and strategies to reduce or eliminate costs for the Product(s) set forth in this SBP. The CPR process will address those activities which are a direct result of both Parties' involvement. Seller will use commercially reasonable efforts to provide the resources and data sufficient to support the CPR process in accordance with the structure set forth in SBP Attachment 9.

12.0     CHANGE PROVISIONS

12.1     Reserved.

12.2     Computation of Equitable Adjustment

         Not Applicable.

12.3     Obsolescence

Seller may not submit a claim for obsolete material or Product in its possession resulting from an individual change order or termination that has a total claim value of [ * ] or less.

12.4     Change Absorption (Nonrecurring/Recurring)

Not Applicable.

12.5     Planning Schedule/Forecasting

By [ * ] of each year, Boeing will provide Seller with an annual forecast of Boeing's projected needs for Product during the [ * ] ("[ * ] Forecast"). Within [ * ] after receiving the [ * ] Forecast, Seller will provide Boeing with [ * ] based on the [ * ] Forecast. The [ * ] purposes for Product to be delivered in the following year. Once issued, [ * ] will not be changed [ * ].

                  A. No later than [ * ], Boeing will provide Seller with a rolling forecast [ * ] ("[ * ]Forecast"). (For example, the [ * ] forecast date will include forecasted volumes for the [ * ].) Within [
         * ] of Seller's receipt of each [ * ] Forecast, Seller will provide Boeing [ * ] for Product based on Seller's [ * ]. [ * ] will be subject to change from time-to-time, but will not exceed the applicable [ * ] for such year for the same titanium product.

                  B. In the event that the [ * ] Forecast changes from one [ * ] Forecast to the next by more than [ * ], Seller reserves the right to adjust both the associated protected re-order lead times and manufacturing lead-times for that portion of the forecast increase that is in excess of the permitted [ * ].

                  C. Boeing and Seller will work together within the [ * ] period commencing on the execution date of the Contract to implement a process for developing accurate forecasts.

                  D. In the event that Boeing's actual purchases for a given [ * ] differ from the most recent [ * ] Forecast for that same [ * ] by more than [ * ], Seller reserves the right to adjust both protected [ * ] and [ * ] in its discretion.

                  E. Provided Boeing complies with all material terms of the Contract, Seller will offer to Boeing [ * ] that will be at least comparable to those of [ * ].

12.6     Total Cost Management/Lean Manufacturing Process Improvement

                  A.  Total  Cost   Management   Boeing  and  Seller   agree  to
         participate in a process herein known as Total Cost Management (TCM). Boeing and Seller may each identify cost reduction opportunities which shall be documented in a mutual written agreement, and shall use commercially reasonable efforts to work together for implementation. Boeing and Seller shall review TCM opportunities on a periodic basis, which shall include the establishment of targets and implementation plans by specific written agreement of the Parties. Where Boeing and Seller identify TCM cost reductions, beyond those previously anticipated, identified and documented and reflected in the then-applicable Price for the Products, the Parties will determine the amount of savings that will result from the improvements and share the savings on a basis that is weighted to the "owner" of the savings, net of development and implementation costs. All such programs will be covered by separate written agreements between the Parties. Seller suggestions disapproved by Boeing may be given consideration in achievement of TCM targets.

         B.       Boeing Generated Technical and Cost Improvement

         At any time during the Seller's performance under this SBP, Boeing may offer specific recommendations to Seller for the incorporation of any new technologies and process improvements intended to reduce Seller's costs or improve Product performance. These recommendations may include, but are not limited to, Boeing proprietary information and Boeing owned patents. Notwithstanding any other provision(s) contained elsewhere in this SBP, if Seller has agreed to and implemented Boeing's recommendations and a cost savings is identified and documented as resulting therefrom, the Parties agree that if such savings was not previously anticipated, identified and documented and reflected in the then-applicable Price for the Products, the Parties will determine the amount of savings that has resulted from the improvements and share the savings on a basis that is weighted to the "owner" of the savings, net of development and implementation costs. All such programs will be covered by separate written agreements between the Parties. And provided, further, that any such recommendations made by Boeing and agreed to by Seller shall not modify any other provisions in this SBP unless expressly agreed to in writing by both Parties.

         C.       Lean Manufacturing/Process Improvement

         With respect to any cost savings that result from any continuous improvement processes (such as lean manufacturing, SPC, preventative maintenance) that are agreed to in writing by the Parties and implemented with a view to achieving annual TCM cost reductions, if such savings was not previously anticipated, identified and documented and reflected in the then-applicable Price for the Products, such savings would be shared on a reciprocal basis weighted to the "owner" of the savings, net of development implementation costs. Seller and Boeing will identify programs and/or areas where costs may be reduced, agree in writing upon each such program to be implemented and on the baseline price/cost level against which each price/cost element shall be measured. All such programs will be covered by separate written agreements between the Parties.

         D.       Cooperation on Research and Development Initiatives

         The Parties shall explore opportunities to work together on research and development programs that have been established by separate written agreements between the Parties. Such cooperation would be expected to include regular exchanges of pertinent information determined by each Party to be appropriate for such cooperative exchange.

12.7     Reserved.

12.8     Reserved.

12.9     Derivative Aircraft

         Not Applicable.

13.0     SPARES AND OTHER PRICING

13.1     Spares

         For purposes of SBP Section 13.0, the following requirements and definitions shall apply:

         A. AIRCRAFT ON GROUND (AOG) - means the highest Spares priority. Seller will expend best efforts to provide the earliest possible shipment of any Spare designated AOG by Boeing. Such effort includes but is not limited to working twenty-four (24) hours a day, seven days a week and use of premium transportation. Provided, however, that all additional costs, if any, incurred by Seller as a result of such prioritization requests from Boeing shall be paid by Boeing. Seller shall contact Boeing upon receipt of any AOG Spare request to confirm the accuracy and priority of the request. Seller shall provide Boeing with the anticipated additional cost, if any, associated with complying with the AOG Spare request and shall use best efforts to specify the delivery date of any such AOG Spare within [ * ] of receipt of an AOG Spare request. Seller shall only proceed to take action upon such AOG Spare request after receiving written direction from Boeing to proceed.

         B. DEMAND DATE - means a date provided to Seller by Boeing when Boeing wants the Product(s) on-dock. Seller will use best efforts to provide a commitment to Boeing no later than [ * ] from notification of demand date.

         C. SELLER'S FULL MANUFACTURING LEADTIME SPARE - means a Spare in which the Demand Date is equal to or greater than Seller's normal manufacturing lead-time or the Demand Date is less than Seller's normal manufacturing lead-time but Seller's best effort commitment is Seller's normal manufacturing lead-time.

         D. SELLER'S LESS THAN FULL MANUFACTURING LEADTIME SPARE - means a Spare in which the Demand Date is less than Seller's normal manufacturing lead-time and Seller's best effort commitment to meet the Demand Date is less than Seller's normal manufacturing lead-time

         E.       PURCHASED ON ASSEMBLY REQUIREMENT (POA) - Not Applicable.

         F. IN-PRODUCTION SPARE - means any Spare which is in the current engineering configuration for the Product and is used on a model aircraft currently being manufactured by Boeing at the time of the Order.

         G. NON-PRODUCTION SPARE - means any Spare which is used on model aircraft no longer being manufactured by Boeing (Post Production) or is in a non-current engineering configuration for the Product (Out of Production).

         H.       BOEING   PROPRIETARY  SPARE  -  means  any  Spare,   which  is
                  manufactured (i) by Boeing, or (ii) to Boeing's detailed designs with Boeing's authorization or (iii) in whole or in part using Boeing's Proprietary Materials.

13.1.1   Spares Support

The Demand Date initiative is Boeing's means of providing Seller greater visibility of Customer requirements and expectations for Spares. Seller agrees to work with Boeing during the term of this SBP to identify and address those elements in the manufacturing or support processes which are critical to supporting the Demand Date initiative. Where possible, the Parties will work to improve those critical elements.

Seller shall provide Boeing with the name and number of a twenty-four (24) hour contact for coordination of AOG requirements. Such contact shall be equivalent to the coverage provided by Boeing to its Customers as outlined in SBP Attachment 4 "Boeing AOG Coverage".

Seller shall notify Boeing as soon as possible via fax, telecon, or as otherwise agreed to by the Parties of each AOG requirement shipment using the form identified in SBP Attachment 5 "Boeing AOG Shipping Notification". Such notification shall include time and date shipped, quantity shipped, Order, pack slip, method of transportation and air bill if applicable. Seller shall also notify Boeing immediately upon the discovery of any delays in shipment of any requirement and identify the earliest revised shipment possible.

13.1.2   Reclassification or Re-exercises

Boeing  may  instruct  Seller  to   re-prioritize   or  reclassify  an  existing
requirement in order to improve or otherwise change the established shipping schedule. Seller shall use best efforts to meet the revised requirement as set forth above in the definitions of the requirements, subject to Boeing's responsibility for all additional costs, if any, caused thereby. Seller's commitment of a delivery schedule shall be given in accordance with that set forth above for the applicable classification but in no case shall it exceed [ * ] from notification by Boeing.

13.1.3   Spare Pricing

Except as set forth in SBP subsections 13.1.3.1 and 13.1.3.2 below and subject to Boeing's responsibility for all additional costs, if any, resulting from an AOG Spare request, the price for Boeing Proprietary Spare(s) shall be the same as the production price for the Products as listed on SBP Attachment 1, in effect at the time the Spare(s) are ordered.

13.1.3.1 Aircraft on Ground (AOG) Requirement

The price for AOG requirements shall be the Price for such Products listed on SBP Attachment 1 in effect when such Spares are ordered, subject to Boeing's responsibility for all additional costs, if any, resulting from an AOG Spare request.

13.1.3.2 Seller's Less Than [ * ] Spare

The price for Seller's less than [ * ] Spare shall be the Price for such Products listed on SBP Attachment 1 in effect when such Spares are ordered, subject to Boeing's responsibility for all additional costs, if any, resulting from an AOG Spare request.

13.1.4   Spares Special Handling

The price for all effort associated with the handling of Spare(s) is deemed to be included in the Price for such Spare(s), except where the effort with the handling of Spare(s) exceeds what would have occurred absent the AOG Spares request, and such additional effort will be subject to Boeing's responsibility for all additional costs, if any, resulting from an AOG Spare request. If Boeing directs delivery of Spares to a place other than that designated in SBP Section 3.2.1, Boeing shall reimburse Seller for shipping charges, including insurance, paid by Seller to the designated place of delivery which exceed the original cost of shipping contemplated in this SBP. Such charges shall be shown separately on all invoices.

13.2     Expedite of Production Requirements

Any expedite charges to be paid for short flow production requirements shall be pre-approved by the Procurement Representative. Seller shall provide data to verify expedite charges. If Seller fails to meet their committed delivery, Boeing shall not be obligated to pay the agreed upon amount.

13.3     Tooling

13.3.1   Responsible Party

         Not Applicable

13.3.2   Boeing Furnished Tooling

         Not Applicable

13.3.3   Additional Tooling Requirement

         Not Applicable

13.3.3.1 Title to Tooling

         Not Applicable

13.3.3.2 Use and Disposition of Tooling

         Not Applicable

13.3.3.3 Accountability for Tooling

         Not Applicable

13.3.3.4 Certified Tool Lists

         Not Applicable

13.4     Pricing of Boeing's Supporting Requirements

Any Products required to assist Boeing's supporting requirements, including but not limited to, test requirements, factory support, will be provided for not more than the applicable Price as set forth in SBP Attachment 1, subject to Boeing's responsibility for all additional costs, if any, resulting from a Spare request.

13.5     Pricing of Requirements for Modification or Retrofit

13.5.1   Boeing Responsibility or Regulatory Requirement

Any Products required by Boeing to support a modification or retrofit program which results from a regulatory requirement or which Boeing may be liable for the cost associated with such program shall be provided to Boeing at a price not more than the applicable Price as set forth in SBP Attachment 1, subject to Boeing's responsibility for all additional costs, if any, resulting from a Spare request.

13.5.2   Contract Aftermarket Modification or Retrofit Work Performed by Boeing

Any Products required by Boeing to support modification or retrofit programs, which Boeing performs under contract, shall be provided for not more than the applicable Price as set forth in SBP Attachment 1, subject to Boeing's responsibility for all additional costs, if any, resulting from a Spare request.

13.6     Pricing of Similar Products

Should Boeing desire to order from Seller a titanium product not identified on Attachment 1, the Parties will confer and, assuming Seller is able and desires to supply such non-listed product, will negotiate the pricing for such non-listed product, generally following a consistent methodology for establishing new product pricing as is applied by Seller in establishing its pricing for new products. Any such agreement will be evidence by an amended Attachment 1.

14.0     STATUS REPORTS/REVIEWS

14.1     General Reports / Reviews

When requested by Boeing, Seller shall update and submit, at a minimum, monthly status reports or data requested by Boeing using a method mutually agreed upon by Boeing and Seller. Boeing has the right to impose more frequent reporting on Seller to achieve program objectives.

When requested by Boeing, Seller shall provide to Boeing a manufacturing milestone chart identifying the major purchasing, planning and manufacturing operations for the applicable Product(s).

Program reviews will be held at Seller's facility or Boeing's facilities as reasonably requested by Boeing. The topics of these reviews may include raw material status, manufacturing status, production status, Seller's current and future capacity assessments, inventory, Boeing's requirements, changes, forecasts and other issues pertinent to Seller's performance under this SBP. Reviews will allow formal presentations and discussion of status reports as set forth above.

14.2     Diversity Reporting

         Not Applicable.

14.3     Program Manager

Seller   will   assign  one  or  more   persons  to  perform   program   manager
responsibilities to oversee and manage Seller's and Boeing's performance hereunder.

14.4     Certified Tool List

         Not Applicable.

14.5     Problem Reports

Seller shall provide a detailed report notifying Boeing of program problems/issues that could impact Seller's ability to deliver Products on time and otherwise in conformance with the terms of the GTA and SBP. The report shall contain a detailed description of the problem, impact on the program or affected tasks, and corrective/remedial action, with a recovery schedule. Submittal of a report in no way relieves Seller of any obligations under the GTA and SBP nor does it constitute a waiver of any rights and remedies Boeing may have with respect to any default.

Problem reports shall be submitted to the Boeing Procurement Representative on a weekly basis. In special circumstances, Seller will notify Boeing promptly of critical issues and may provide a written report of a critical issue in advance of the weekly report). Status reports may include, but are not limited to, the following topics, as applicable given the circumstances:

         A.       Delivery   schedule   updates,   schedule  impact  issues  and
                  corrective action;

         B. Technical/manufacturing progress since the previous report period, including significant accomplishments, breakthroughs, problems and solutions;

         C.       Identification of changes to key manpower or staffing levels;

         D. Identification of the critical events/activities expected within the next month and a discussion of potential risk factors;

         E. Progress on open action items, including closure dates; F. Raw material status; G. Identification of quality and manufacturing issues and resolutions; H. Not Applicable; I. Not Applicable; J. Not Applicable.

14.6     Reserved

15.0     INTERNATIONAL COOPERATION

15.1     Market Access and Sales Support

Seller agrees to use commercially reasonable efforts to work with Boeing to develop a contracting strategy, which supports Boeing's market access, and international business strategy. Boeing and Seller agree to work together to identify countries where Seller may subcontract in support of Boeing's market access and international business strategy. With respect to work covered by this SBP, and if requested by Boeing, Seller agrees to use commercially reasonable efforts to procure from subcontractors or suppliers, in countries selected by Boeing, goods and services relating to Seller's performance of this Contract. Such direction may occur at any time during the performance of this SBP. Although not required to do so, Seller may satisfy such support requests through purchases not related to this SBP. If Seller is requested by Boeing to subcontract any part of its Product(s) and Seller anticipates an increase or decrease to the Price for such Product(s) as a result of such direction, Seller shall immediately notify Boeing in writing. Boeing shall respond within [ * ] on whether Seller is to proceed and Boeing shall be responsible for any increase or receive credit for any decrease in the Price for such Product(s).

15.2     Offset Assistance

Seller shall use commercially reasonable efforts to cooperate with Boeing in the fulfillment of any non-United States offset program obligation that Boeing may have accepted as a condition of the sale of a Boeing product. In the event that Seller is requested by Boeing to solicit bids and/or proposals for, or to procure or offer to procure any goods or services relating to the work covered by this SBP from any source outside of the United States, Boeing shall be entitled, to the exclusion of all others, to all industrial benefits and other "offset" credits which may result from such solicitations, procurements or offers to procure. Seller shall take any actions that may be required on its part to assure that Boeing receives such credits. Seller shall document on SBP Attachment 2 all offers to contract and executed contracts with such subcontractors or suppliers including the dollars contracted. Seller shall provide to Boeing an updated copy of SBP Attachment 2 for the [ * ] ending [ * ] of each year. The reports shall be submitted on the [ * ] and the [ * ] respectively. If Seller is requested by Boeing to subcontract any part of its Product(s) to a country in which Boeing has an offset obligation, an equitable price adjustment, increase or decrease, for Seller's costs and expenses will be made by Boeing.

15.3     Credit Against Aircraft Sales

It is understood that Boeing may wish to claim part or all of the value of this SBP as credit against a current or future Boeing offset obligation in [ * ]. The full value of this SBP shall be held in account by the governments of of [ * ] and [ * ] and may be applied, at Boeing's sole determination, to satisfy any future offset obligations Boeing may accept as a condition of the sale of any Boeing product in [ * ]. Seller will use commercially reasonable efforts to assist Boeing in working with the appropriate government officials to obtain the offset credit being sought.

16.0     BOEING FURNISHED MATERIAL/SUPPLIER BANKED MATERIAL

16.1     Boeing Furnished Material

Material,  including  but  not  limited  to  raw  material,   standards,  detail
components and assemblies, furnished to Seller by Boeing shall be administered in accordance with a Bonded Stores Agreement between Boeing and Seller.

Seller shall provide Boeing with required on-dock dates for all material. Seller's notice shall provide Boeing with sufficient time to competitively acquire the material if, in its sole and absolute discretion, it desires to do so.

16.2     Boeing Titanium Sponge Stockpile

[ * ]

16.3     Titanium Scrap Recycling Program

[ * ]

16.4     Buffer Agreement

[ * ]

17.0     PARTICIPATION

17.1     Other Boeing Entities

[ * ], Seller agrees that any Boeing division or Boeing subsidiary ("Boeing Entity") not specifically included in this SBP may, by issuing a purchase order, work order, or other release document, place Orders through Boeing's Service Provider or Procurement Representative under this SBP during the term hereof or any written extension thereof, under the terms, conditions and pricing specified by this SBP. Seller agrees that the prices set forth herein may be disclosed by Boeing on a confidential basis to Boeing Entities wishing to invoke this SBP
Section 17.1. Seller shall notify the Boeing Procurement Representative named in SBP Section 9.0 of Boeing Entities not specifically referenced herein who frequently use this SBP.

17.2     Boeing Subcontractors / Suppliers

The Parties agree that the intent of the Contract is for all Orders by Boeing for purchases of Product should be directed to and processed by Boeing's Service Provider or Boeing's Procurement Representative. Seller shall not be precluded from selling its products directly to any customers who elect not to place orders through Boeing's Service Provider.

17.3     Notification of Contract

In the event a purchaser known by Seller to be an eligible Boeing Entity places an Order for Product or services covered by this SBP but fails to reference this SBP or otherwise seek the prices established by this SBP, Seller shall notify Boeing's Procurement Representative of such inquiry by such purchaser and seek direction from the Boeing Procurement Representative regarding the manner in which such inquiry shall be handled.

17.4     Notification of Price Reductions

         Not Applicable.

18.0     INVENTORY AT CONTRACT COMPLETION

         Not Applicable.

19.0     OWNERSHIP OF INTELLECTUAL PROPERTY

Whenever   Seller  is  providing  a  deliverable  to  Boeing  that   constitutes
intellectual property, the provisions of SBP Sections 19.1 through 19.5 shall apply.

19.1     Technical Work Product

All technical work product, including, but not limited to, ideas, information, data, documents, drawings, software, software documentation, software tools, designs, specifications, and processes produced by or for Seller, either alone or with others, in the course of or as a result of any work performed by or for Seller which is covered by this SBP will be the [ * ] property of Boeing and be delivered to Boeing promptly upon request.

19.2     Inventions and Patents

All inventions conceived, developed, or first reduced to practice by or for Seller, either alone or with others, in the course of or as a result of any work performed by or for Seller, which is covered by this SBP, and any patents based upon such inventions (both domestic and foreign), will be the [ * ] property of Boeing. Seller will (i) promptly disclose all such inventions to Boeing in written detail and (ii) execute all papers, cooperate with Boeing, and perform all acts necessary or appropriate in connection with the filing, prosecution, maintenance, or assignment of related patents or patent applications on behalf of Boeing.

19.3     Works of Authorship and Copyrights

All works of authorship (including, but not limited to, documents, drawings, software, software documentation, software tools, photographs, video tapes, sound recordings and images) created by or for Seller, either alone or with others, in the course of or as a result of any work performed by or for Seller which is covered by this SBP, together with all copyrights subsisting therein, will be the sole property of Boeing. To the extent permitted under United States copyright law, all such works will be works made for hire, with the copyrights therein vesting in Boeing. The copyrights in all other such works, including all of the [ * ] rights therein, will be promptly transferred and formally assigned free of charge to Boeing.

19.4     Pre-Existing Inventions and Works of Authorship

Seller grants to Boeing, and to Boeing's subcontractors, suppliers, and customers in connection with Products or work being performed for Boeing, an [ * ] license under any patents, copyrights, industrial designs and mask works (whether domestic or foreign) owned or controlled by Seller at any time and existing prior to or during the term of this SBP, but only to the extent that such patents or copyrights would otherwise interfere with Boeing's or Boeing's subcontractors', suppliers', or customers' use or enjoyment of Products or the work product, inventions, or works of authorship belonging to Boeing under this SBP.

19.5     Inapplicability

In the event of any inconsistency between this SBP Section 19.0 and any United States Government contract clause incorporated by reference into this SBP or any Order issued under this SBP, the incorporated clause shall govern to the extent that the end user of the Products is the United States Government.

20.0     ADMINISTRATIVE AGREEMENTS

Administrative Agreements are used for administrative matters not specifically addressed elsewhere and set forth-certain obligations of the Parties relating to the administration of each Order. The Administrative Agreements, if any, are identified and incorporated in SBP Section 2.3.

21.0     GUARANTEED WEIGHT REQUIREMENTS

         Not Applicable.

22.0     SELLER DATA REQUIREMENTS

         Not Applicable.

23.0     DEFERRED PAYMENT

         Not Applicable.

24.0     SOFTWARE PROPRIETARY INFORMATION RIGHTS

         Not Applicable.

25.0     CONFIGURATION CONTROL

         Not Applicable.

26.0     INFRINGEMENT

Except as provided hereinbelow, Seller will indemnify, defend, and hold harmless Boeing and its customers from all claims, suits, actions, awards (including, but not limited to, awards based on intentional infringement of patents known to Seller at the time of such infringement, exceeding actual damages, and/or including attorneys' fees and/or costs), liabilities, damages, costs and attorneys' fees related to the actual or alleged infringement of any United States or foreign intellectual property right (including, but not limited to, any right in a patent, copyright, industrial design or semiconductor mask work, or based on misappropriation or wrongful use of information or documents) and arising out of the manufacture, sale or use of Products by either Boeing or its customers. Boeing and/or its customers will duly notify Seller of any such claim, suit or action; and Seller will, at its own expense, fully defend such claim, suit or action on behalf of Boeing and/or its customers. Seller shall have no obligation under this Section 26.0 with regard to any infringement arising from: (i) Seller's compliance with Specifications issued by Boeing where infringement could not reasonably be avoided in complying with such Specifications or (ii) use or sale of Products for other than their intended application. For purposes of this Section 26.0 only, the term Customer shall not include the United States Government; the term Boeing shall include The Boeing Company and all Boeing subsidiaries and all officers, agents, and employees of Boeing or any Boeing subsidiary; and the term Seller shall include Titanium Metals Corporation and all of its subsidiaries and the respective officers, agents and employees of each.

27.0     RAW MATERIAL PROGRAM

27.1     Boeing Raw Material Strategy

         Not Applicable.

27.2     Reserved.

28.0     DIGITIZATION OF PROPRIETARY INFORMATION AND MATERIALS

Seller grants, to Boeing a license under Seller's copyrights for the purpose of converting such of Seller's Proprietary Information and Materials as Boeing may have a right to know hereunder to a digital format ("Digital Materials") and make such Digital Materials available to those of its employees who have a need to know the same for company internal use through a computer data base system. Except as otherwise specifically agreed to in writing by the Parties, said license set forth hereunder shall survive termination or cancellation of this SBP relative to Digital Materials included in Boeing's computer data base system prior to receipt of such notice of termination or cancellation. 29.0 ON-SITE SUPPORT

29.1     Indemnification Negligence of Seller or subcontractor Reserved.

29.2     Commercial General Liability

         Reserved.

29.3     Automobile Liability

         Reserved.

29.4     Workers' Compensation

         Reserved.

29.5     Certificates of Insurance

         Reserved.

29.6     Self-Assumption

         Reserved.

29.7     Protection of Property

         Reserved.

29.8     Compliance with Boeing Site Requirements

         Not Applicable.

30.0     BOEING  TECHNICAL  /  MANUFACTURING   ASSISTANCE   REGARDING   SELLER'S
         NONPERFORMANCE

         Not Applicable.

31.0     U.S. CUSTOMS INVOICE REQUIREMENTS

Where appropriate, Seller will provide the necessary information for clearance through customs. Customs invoice requirements are set forth in Attachment 12 to this SBP.

32.0              STRATEGIC ALIGNMENT

         Not Applicable.

33.0     CUSTOMS-TRADE PARTNERSHIP AGAINST TERRORISM (C-TPAT)

C-TPAT is a voluntary  initiative  between  business and  government  to protect global commerce from terrorism and increase the efficiencies of global transportation. The program calls for importers, carriers and brokers to establish policies to enhance their own security practices and those of their business partners involved in their supply chain. Such practices may include but are not limited to the following:


         Procedural   Security   -Procedures   in  place  to   protect   against
         unmanifested material being introduced into the supply chain;

         Physical Security -Buildings constructed to resist intrusion, perimeter fences, locking devices, and adequate lighting;

         Access Controls -Positive identification of all employees, visitors and suppliers;

         Personnel  Security  -Employment   screening,   background  checks  and
         application verifications; and

         Education  and  Training  Awareness   -Security   awareness   training,
         incentives for participation in security controls.

Seller agrees to work with Boeing and appropriate industry and governmental agencies, as necessary, to develop and implement policies and procedures consistent with the C-TPAT initiative (which shall not mean that Seller is itself C-TPAT certified) to ensure the safe and secure transport of Products under this SBP.

34.0     Reserved.

35.0     DELIVERY - TITLE AND RISK OF LOSS

35.1     Delivery Point and Schedule

         Not Applicable.

35.2     Delivery Schedule of Other Products and Performance of Services

         Not Applicable.

35.3     Transportation Routing Instructions Not Applicable.

35.4              Notification of Shipment
         Not Applicable.

35.4.1            Title and Risk of Loss
         Not Applicable.

35.5              Notice of Delay - Premium Effort
         Not Applicable.

36.0              PACKAGING AND SHIPPING
         Not Applicable.

36.1              Product Packaging
         Not Applicable.

36.2              Consolidated Shipments and Markings
         Not Applicable.

36.3              Freight Charges
         Not Applicable.

36.4              Packing Sheet and Test Reports
         Not Applicable.

36.5              Additional Copies
         Not Applicable.

36.6              Price Inclusive
         Not Applicable.

37.0              ADDITIONAL QUALITY ASSURANCE REQUIREMENTS

37.1              Federal Aviation Administration Inspection
         Not Applicable.

37.2              Repair Authorization
         Not Applicable.

37.2.1            Boeing-Performed Work
         Not Applicable.

37.2.2            Reimbursement for Repairs
         Not Applicable.

38.0              CHANGES
         Not Applicable.

39.0              EXAMINATION OF RECORDS

39.1              Reports
         Not Applicable.

40.0              EVENTS OF DEFAULT AND REMEDIES

40.1              Additional Event of Default Not Applicable

         Not Applicable.

40.2              Interest on Overdue Amounts

         Not Applicable.

41.0              CUSTOMER CONTACT

         Not Applicable.

42.0              SUBCONTRACTING

         Not Applicable.

43.0              SUPPLEMENTS AND MODIFICATIONS

         Not Applicable.

44.0              INCREMENTAL RELEASE AND CYCLE TIME REQUIREMENTS

44.1              Incremental Release

         Not Applicable.

44.2              Cycle Time Requirements

         Not Applicable.

45.0              SURPLUS PRODUCTS

45.1              Return of Surplus Products

         Not Applicable.

45.2              Use of Surplus Products

         Not Applicable.

46.0              INTEGRATED PRODUCT TEAM

46.1              Purpose

         Not Applicable.

46.2              Qualifications

         Not Applicable.

46.3              Removal of Personnel

         Not Applicable.

46.4              Work Schedule

         Not Applicable.

46.5              Equipment and Supplies

         Not Applicable.

46.6              Employment Status

         Not Applicable.

46.7              Team Leader

         Not Applicable.

46.8              Discipline

         Not Applicable.

46.9              Insurance

         Not Applicable.

46.10             Indemnification

         Not Applicable.

46.11             Compensation

         Not Applicable.

47.0              SELLER ASSISTANCE

         Not Applicable.

48.0 DEFINE AND CONTROL AIRPLANE CONFIGURATION / MANUFACTURING RESOURCE MANAGEMENT (DCAC/MRM)

         Not Applicable.

49.0     ELECTRONIC ACCESS AND EXCHANGE OF DIGITAL PRODUCT DEFINITION

49.1     Exchange of Digital Product Definition Between Boeing and Seller

         Not Applicable.

49.2     System/Software Compatibility between Boeing and Seller

         Not Applicable.

49.3     Electronic    Access,    Communications    and   Data    Exchange   via
         Telecommunications

Any electronic communications and data exchange via telecommunications between the parties shall be pursuant to a trading partner agreement executed prior to or concurrently with this SBP. Provided, that any amendments to the SBP, change authorizations and any other matter requiring written authorization shall be communicated in writing and not solely by electronic communication.

Any electronic access to Boeing by Seller shall be pursuant to an electronic access or similar agreement.

50.0     AMENDMENT

No provision of this Contract may be changed or modified except by a writing signed on behalf of Boeing and Seller which makes express reference to this Contract.

51.0     AUTHORITY

Each individual executing this Contract below hereby certifies that this Contract has been duly approved and authorized by the party on behalf of whom such individual is executing and that such individual has been duly authorized by such party to execute this Contract on behalf of such party.




Puget Sound POP/RM
Special Business Provisions                                Seller's Name:  TIMET
dated 06/21/2005                                           [ * ]

* Certain information, indicated by "[ * ]" has been omitted and filed separately with the U.S. Securities and Exchange Commission. Confidential treatment has been requested with respect to such omitted portions.

                                                                    INITIALS:MSC

EXECUTED in duplicate as of the date and year first set forth above by the duly authorized representatives of the Parties.


BOEING                                           SELLER


THE BOEING COMPANY                               Titanium Metals Corporation

-------------------------------                  -------------------------------
Name: Michael S. Carr                            Name: Derek K. George
Title: Procurement Agent                         Title: Boeing Contract Manager
Date: August 2, 2005                             Date: August 2, 2005


Puget Sound POP/RM
Special Business Provisions                                Seller's Name:  TIMET
dated 06/21/2005                                           [ * ]

* Certain information, indicated by "[ * ]" has been omitted and filed separately with the U.S. Securities and Exchange Commission. Confidential treatment has been requested with respect to such omitted portions.

                                                                    INITIALS:MSC

                                [LOGO GOES HERE]
                    Boeing Proprietary and Seller Proprietary

SBP ATTACHMENT 1 TO
SPECIAL BUSINESS PROVISIONS

                           WORK STATEMENT AND PRICING
                           (Reference SBP Section 3.0)

FOR PURPOSES OF SBP Section 10.0, Boeing shall be deemed to refer to and include the following organizations, divisions, groups or entities:

Boeing Commercial Aircraft, a division ofThe Boeing Company, Chicago, IL

[ * ]

Puget Sound POP/RM
Special Business Provisions                                Seller's Name:  TIMET
dated 06/21/2005                                           [ * ]

* Certain information, indicated by "[ * ]" has been omitted and filed separately with the U.S. Securities and Exchange Commission. Confidential treatment has been requested with respect to such omitted portions.

                                                                    INITIALS:MSC

SBP ATTACHMENT 1A TO
SPECIAL BUSINESS PROVISIONS


                                    Reserved




Puget Sound POP/RM
Special Business Provisions                                Seller's Name:  TIMET
dated 06/21/2005                                           [ * ]

* Certain information, indicated by "[ * ]" has been omitted and filed separately with the U.S. Securities and Exchange Commission. Confidential treatment has been requested with respect to such omitted portions.

                                                                    INITIALS:MSC

                                                             SBP ATTACHMENT 2 TO
                                                     SPECIAL BUSINESS PROVISIONS

                        NON-U.S. PROCUREMENT REPORT FORM
                               (Seller to Submit)
                          (Reference SBP Section 15.2)

-------------------- --------------- --------------- ------------ --------------
Seller Name          Country         Commodity/      Bid          Contracted
                                     Nomenclature    Dollars      Dollars
-------------------- --------------- --------------- ------------ --------------








































Puget Sound POP/RM
Special Business Provisions                                Seller's Name:  TIMET
dated 06/21/2005                                           [ * ]

* Certain information, indicated by "[ * ]" has been omitted and filed separately with the U.S. Securities and Exchange Commission. Confidential treatment has been requested with respect to such omitted portions.

                                                                    INITIALS:MSC

                                                             SBP ATTACHMENT 3 TO
                                                     SPECIAL BUSINESS PROVISIONS

                                RATES AND FACTORS
                          (Reference SBP Section 12.2)
Not Applicable.

Puget Sound POP/RM
Special Business Provisions                                Seller's Name:  TIMET
dated 06/21/2005                                           [ * ]

* Certain information, indicated by "[ * ]" has been omitted and filed separately with the U.S. Securities and Exchange Commission. Confidential treatment has been requested with respect to such omitted portions.

                                                                    INITIALS:MSC

                                                             SBP ATTACHMENT 4 TO
                                                     SPECIAL BUSINESS PROVISIONS

                              BOEING AOG COVERAGE
                         (Reference SBP Section 13.1.1)

NORMAL HOURS BOEING'S PROCUREMENT REPRESENTATIVE
Approximately 5:30 a.m. - 6:00 p.m.

|X|      Performs all functions of procurement process.
|X|      Manages formal communication with Seller.

SECOND SHIFT - AOG PROCUREMENT SUPPORT
3:00 p.m. - 11:00 p.m.

|X| May place order and assist with commitment and shipping information, working with several suppliers on a priority basis.

|X|      Provides a communication link between Seller and Boeing.

24 HOUR AOG SERVICE - AOG CUSTOMER REPRESENTATIVE (CUSTOMER SERVICE DIVISION)
(206) 662-7200

|X|      Support commitment information particularly with urgent orders.

|X|      Customer Service Representative needs (if available):

         1.       Part Number

         2.       Boeing Purchase Order

         3.       Airline  Customer & customer  purchase  order number

         4.       Boeing S.I.S. #

If Seller is unable to contact any of the above, please provide AOG shipping information notification via FAX using Boeing AOG shipping notification form (SBP Attachment 5).


Puget Sound POP/RM
Special Business Provisions                                Seller's Name:  TIMET
dated 06/21/2005                                           [ * ]

* Certain information, indicated by "[ * ]" has been omitted and filed separately with the U.S. Securities and Exchange Commission. Confidential treatment has been requested with respect to such omitted portions.

                                                                    INITIALS:MSC

                                                             SBP ATTACHMENT 5 TO
                                                     SPECIAL BUSINESS PROVISIONS


                                     BOEING
                            AOG SHIPPING NOTIFICATION
                         (Reference SBP Section 13.1.1)


----------------- ---------------------------- ---------------- ----------------
To:  FAX:         (206) 662-7145               Phone:           (206) 662-7200
----------------- ---------------------------- ---------------- ----------------
----------------- ---------------------------- ---------------- ----------------
Procurement Rep.                               Phone:
Name:
----------------- ---------------------------- ---------------- ----------------
----------------- ---------------------------- ---------------- ----------------
From:                                          Today's Date:

----------------- ---------------------------- ---------------- ----------------
----------------- ---------------------------- ---------------- ----------------

Part Number:                                   Customer P.O.:
----------------- ---------------------------- ---------------- ----------------
----------------- ---------------------------- ---------------- ----------------
Customer:                                      Ship Date:

----------------- ---------------------------- ---------------- ----------------
----------------- ---------------------------- ---------------- ----------------
Qty Shipped:                                   *SIS Number:

----------------- ---------------------------- ---------------- ----------------
----------------- ---------------------------- ---------------- ----------------
Boeing P.O.:                                   Pack Sheet:

----------------- ---------------------------- ---------------- ----------------
----------------- ---------------------------- ---------------- ----------------
*Airway Bill:                                  or Invoice:

----------------- ---------------------------- ---------------- ----------------
----------------- ---------------------------- ---------------- ----------------
Carrier:                                       *Flight #:

----------------- ---------------------------- ---------------- ----------------
----------------- ---------------------------- ---------------- ----------------
Freight Forwarder:
----------------- ---------------------------- ---------------- ----------------

*If Applicable


SHIPPED TO:
|X|      (check one)

|_|      Boeing

|_|      Direct Ship to Customer

|_|      Direct Ship to Seller

Remarks:






        If unable to contact Procurement Representative, Please use this form to fax shipping information.


Puget Sound POP/RM
Special Business Provisions                                Seller's Name:  TIMET
dated 06/21/2005                                           [ * ]

* Certain information, indicated by "[ * ]" has been omitted and filed separately with the U.S. Securities and Exchange Commission. Confidential treatment has been requested with respect to such omitted portions.

                                                                    INITIALS:MSC

                                                             SBP ATTACHMENT 6 TO
                                                     SPECIAL BUSINESS PROVISIONS

                             SELLER DATA SUBMITTALS

     Diversity Reports
     Not Applicable.

     Problem Reports (as required)
     Seller's written notification to Boeing of program problems, potential program impact and corrective action. Refer to SBP Section 14.5 for details.

     AOG Spares Support Plan
     Not Applicable.

     Non-U.S. Procurement Reporting (as required)
     A report, submitted in February and August annually, to document the Seller's contracts and solicitations with non-U.S. subcontractors or suppliers, relating to the work covered by this SBP. Refer to SBP Section
     15.2 for details.

     Certified Tool List
     Not Applicable.

     General Reports (as requested by Boeing)
     General reports may include, but not be limited to, Seller's program progress reports, highlighting significant accomplishments and critical program issues, Seller's manufacturing schedule depicting key milestone events to support program requirements. Refer to SBP Section 14.1 for details.



Puget Sound POP/RM
Special Business Provisions                                Seller's Name:  TIMET
dated 06/21/2005                                           [ * ]

* Certain information, indicated by "[ * ]" has been omitted and filed separately with the U.S. Securities and Exchange Commission. Confidential treatment has been requested with respect to such omitted portions.

                                                                    INITIALS:MSC

                                                             SBP ATTACHMENT 7 TO
                                                     SPECIAL BUSINESS PROVISIONS



                    SUPPLIER DATA REQUIREMENTS LIST ("SDRL")
                            CUSTOMER AND ENGINEERING
                          (Reference SBP Section 22.0)


Not Applicable.


Puget Sound POP/RM
Special Business Provisions                                Seller's Name:  TIMET
dated 06/21/2005                                           [ * ]

* Certain information, indicated by "[ * ]" has been omitted and filed separately with the U.S. Securities and Exchange Commission. Confidential treatment has been requested with respect to such omitted portions.

                                                                    INITIALS:MSC

                                                             SBP ATTACHMENT 8 TO
                                                     SPECIAL BUSINESS PROVISIONS



                       COMMODITY LISTING AND TERMS OF SALE
                          (Reference SBP Section 27.0)

                                COMMODITY LISTING


Titanium -

All titanium mill products for which pricing is provided in Attachment 1 to the SBP including [ * ].

                                                             SBP ATTACHMENT 8 TO
                                                     SPECIAL BUSINESS PROVISIONS
                                                                       CONTINUED

                                  TERMS OF SALE
                          (Reference SBP Section 27.0)

Not Applicable.

                                                             SBP ATTACHMENT 9 TO
                                                     SPECIAL BUSINESS PROVISIONS

          (use this SBP Attachment if 11.0 optional paragraph is used)
                            COST PERFORMANCE REVIEWS
                          (Reference SBP Section 11.0)

                                   (OPTION A)

Cost Performance Reviews (CPR's) will occur on as needed basis (alternating between Seller and Boeing locations unless otherwise agreed) at a mutually agreeable time. The detail of the CPR's will be defined at a later date by mutual agreement between Boeing and Seller. When they are defined, this SBP Attachment 9 will be updated.

Puget Sound POP/RM
Special Business Provisions                                Seller's Name:  TIMET
dated 06/21/2005                                           [ * ]

* Certain information, indicated by "[ * ]" has been omitted and filed separately with the U.S. Securities and Exchange Commission. Confidential treatment has been requested with respect to such omitted portions.

                                                                    INITIALS:MSC

                                                            SBP ATTACHMENT 10 TO
                                                     SPECIAL BUSINESS PROVISIONS



                         QUALITY ASSURANCE REQUIREMENTS

A10.1             Quality System

All work performed under this SBP shall be in accordance with the following:
A.       Not Applicable
B.       Not Applicable
C.       Not Applicable
D.       Not Applicable
E.       Not Applicable
F. Document D6-82479, "Boeing Quality Management System Requirements for Suppliers - Appendix A - Quality Management System" as amended from time to time, which is incorporated herein and made a part hereof by this reference.
G.       Not Applicable
H.       Not Applicable
I.       Not Applicable
J.       Not Applicable

A10.2    Common Quality Purchasing Data and Business Requirements

A10.2.1           Seller [ * ] Quality Audit

At least [ * ], the Seller shall conduct an internal audit to ensure compliance to their quality system and the controlling quality assurance document.

A10.2.2           Change in Quality Management Representative

The Seller shall promptly notify Boeing of any changes in the management representative with assigned responsibility and authority for the quality system

A10.2.3           English Language

When specifically requested by Boeing, Seller shall make specified quality data and/or approved design data available in the English language.

The Seller shall maintain an English language translation of (1) its quality manual, and (2) an index of all other Seller procedures that contain quality requirements. Boeing may require the Seller to translate additional documentation.

A10.2.4           Changes to Quality System

The Seller shall immediately notify Boeing in writing of any change to the quality control system that may affect the inspection, conformity or airworthiness of the Product. After the issue of initial Boeing quality system approval, each change to the quality control system is subject to review by Boeing.

A10.2.5           Change in Manufacturing Facility

The Seller shall immediately notify Boeing in writing of any change to the manufacturing facility location of the contracted part number or assembly.

A10.2.6           Excess Inventory

 The Seller shall strictly control all inventory of Boeing proprietary product that is in excess of contract quantity in order to prevent product from being sold or provided to any third party without prior written authorization from Boeing.

 A10.2.7 Aerospace Quality Management System (AQMS) Certification

Boeing recognition of Seller's AQMS certification/registration does not affect the right of Boeing to conduct audits and issue findings at the Seller's facility. Boeing reserves the right to provide Boeing-identified quality system findings, associated quality system data, and quality performance data to the Seller's Certification /Registration Body (CRB).

Seller shall ensure the following relative to AQMS certification:

A10.2.7.1         Accreditation of Certification/Registration Body

The certification/registration body (CRB) is accredited to perform aerospace quality management system (AQMS) assessments. The CRB must use approved auditors and operate in accordance with the corresponding International Aerospace Quality Group (IAQG) certification/registration scheme.

NOTE: IAQG sanctioned certification/registration schemes include but are not limited to AIR 5359, SJAC 9010, TS157, etc. Reference IAQG website for listing of accredited CRBs:
                  http://www.iaqg.sae.org/servlets/index?PORTAL_CODE=IAQG

A10.2.7.2         Records of Certification/Registration

The seller maintains objective evidence of CRB certification/registration on file at Seller's facility. Objective evidence shall include:

A.   The accredited AQMS certificate(s) of registration;

B.   The audit  report(s),  including  all  information  pertaining to the audit
     results  in  accordance  with  the  applicable   certification/registration
     scheme;

C.   Copies  of  all  CRB  finding(s),   objective  evidence  of  acceptance  of
     corrective action(s), and closure of the finding(s).

         NOTE: Certification records shall be maintained in accordance with Boeing specified contractual quality record retention requirements.

A10.2.7.3        Right of Access to CRB

The CRB services agreement provides for "right of access" to all CRB records by Boeing, applicable accreditation body, applicable Registrar Management Committee
(RMC) and other regulatory or government bodies for the purpose of verifying CRB certification/registration criteria and methods are in accordance with the applicable IAQG certification/registration scheme.

A10.2.7.4         Audit Results/Data Reporting to IAQG

The CRB has Seller's written permission to provide audit results/data to IAQG membership as required by the applicable IAQG certification/registration scheme.

A10.2.7.5         Notification to Boeing of Change in Status

Boeing is immediately notified in writing should the Seller's certification/registration be suspended or withdrawn, or accreditation status of Seller's CRB is withdrawn. Send email notification to grpcrboversightrep@boeing.com .

A10.2.7.6         Provision of Boeing Quality Data to CRB

Boeing-identified findings and Seller's quality performance data is provided to the CRB during certification/registration and surveillance activity.

A10.2.7.7         CRB Access to Proprietary Data

CRB shall be provided access to applicable proprietary data (including Boeing proprietary data) to the extent necessary to assess Seller's compliance to AQMS requirements. CRB shall agree to keep confidential and protect Boeing proprietary information under terms no less stringent than Seller's contractual agreement with Boeing. Seller will assure that such information is conspicuously marked "BOEING PROPRIETARY".

A10.2.7.8         Seller Compliance with CRB Requirements

Seller complies with all CRB requirements imposed to issue and maintain certification/registration.

A10.2.8           Verification of Corrective Action

When Boeing notifies Seller of a detected nonconformance, Seller shall immediately take action to eliminate the nonconformance on all products in Seller's control. Seller shall also maintain on file verification that root cause corrective action has occurred and has resolved the subject condition. At the specific request of Boeing, this verification shall occur for [ * ] after implementation of the corrective action to ensure detected nonconformance has been eliminated. Boeing reserves the right to review the verification data at Seller's facility or have the data submitted to Boeing.

A10.2.9  Corrective Action Report

Where Seller is requested to submit a corrective action report, Seller will submit its response within [ * ] of receipt of such request unless an extension is otherwise provided by Boeing. Any corrective action report submitted to Boeing shall be in the format specified by Boeing. If after submittal to Boeing, Seller determines need for revision, Seller shall immediately notify Boeing of such revision In the event Seller is unable to respond within the allotted ten day time frame, Seller shall submit a request for extension which shall include the reason for the extension request and the time need to complete the corrective action report.

A10.2.10          Relocation/Subcontract Notification (Puget Sound only)

The Seller shall not relocate or subcontract any Category I or II work outside the U.S. (unless such relocation is to another entity or facility owned or controlled by Seller that is approved by Boeing's Quality System) without written Boeing acceptance. Notification to Boeing should be made to the Procurement Agent who manages the Seller's contract and shall contain the subcontractor name, address, telephone number, QA manager name, applicable part numbers, and part descriptions. Category I and II work is defined in FAA Order 8120.2, Appendix 4.

A10.2.11          Quality Metrics & Reporting

When requested by Boeing, Seller agrees to work with Boeing to develop and implement processes designed at improving Seller's quality performance. Process will include sufficient detail to allow Boeing to evaluate Seller's progress

A10.3             Site Unique Quality Purchasing Data Requirements

A10.3.1           Acceptance/Rejection of Seller's Root Cause/Corrective Action

Boeing reserves the right to reject any root cause and/or corrective action determination provided by the Seller, and may request subsequent investigation and/or corrective action to either Boeing or Seller-initiated corrective action requests. If the Seller is late in responding to corrective action requests by Boeing, or if Boeing requires subsequent corrective action, Boeing reserves the right to withhold acceptance of shipments either at source or destination until Seller corrective action is submitted to Boeing's satisfaction

A10.3.2  Seller Inspection Responsibilities For Delegated Inspection Authority

If Seller fails to achieve and maintain [ * ] on the terms required by the contract between Seller and Boeing, which is a prerequisite for delegated inspection authority awarded at Boeing's discretion, the Seller shall be responsible for one or more of the following as directed by Boeing:

A. Obtaining source inspection from a Boeing-qualified contractor at Seller's own expense;

B. Reimbursing Boeing for reasonable Boeing costs incurred at the point of manufacture (i.e. Seller's site) to verify product conformance;

C. Reimburse Boeing for reasonable Boeing costs incurred at the point of receipt to verify product conformance.

The site [ * ] is a calculation of the ratio of acceptable units delivered to the total units delivered, or an alternate criteria [ * ] as defined by the contracting Boeing site(s).

A10.3.3           Not Applicable

A.10.4            Incorporated by Reference

In addition to any other documents incorporated elsewhere in this SBP or GTA by reference, Seller is required to maintain compliance with the following documents as may be revised from time to time, and incorporated herein, and made a part of this SBP by reference with full force and effect, as if set out in full text:

A10.4.1 Document AS/EN/SJAC 9102, "Aerospace First Article Inspection (FAI) Requirement"

Seller shall perform First Article Inspections (FAIs) in accordance with AS/EN/SJAC 9102.

A10.4.2 Boeing Document D1-8007, "Approval Guide for Supplier Statistical Sampling Plans"

A Seller that performs acceptance sampling shall meet the requirements of document D1-8007 or other mutually agreed sampling plan. Boeing approval of Seller's acceptance sampling plan is required prior to performing acceptance sampling when it is used for in-process or final inspection, and employs continuous sampling or repetitive lot sampling. Subsequent revisions to approved sampling plans require Boeing approval prior to implementation. Prior Boeing approval of a sampling plan is not required if it is used exclusively for receiving inspection, or employs only isolated lot sampling during in-process or final inspection.

When statistical process control is used as an option for either in-process or final inspection, Seller shall satisfy the requirements of document AS/EN/SJAC 9103, Variation Management of Key Characteristics.

In all cases, inspection requirements identified by engineering drawing or specification take precedence over the inspection requirements defined herein.

A10.4.3 Boeing Document D6-51991, "Quality Assurance Standard for Digital Product Definition (DPD) at
                  Boeing Suppliers"


Boeing document D6-51991, "Quality Assurance Standard for Digital Product Definition at Boeing Suppliers". When Type Design Digital Product Definition
(DPD) data is utilized in manufacturing, inspection and subtier flowdown of product definition, Seller shall have a quality system to control Type Design DPD data to the extent necessary to fulfill program requirements. Seller must obtain Boeing DPD capability approval.

A10.4.4           Boeing Document D1-4426, "Approved Process Sources"

This document defines the approved sources for special processing, composite raw materials, composite products, aircraft bearings, designated fasteners, and metallic raw materials.

A10.4.5 Boeing Document D-13709-4, "Requirements for Obtaining MRB Authority by Boeing Suppliers"

Seller shall not use dispositions of use-as-is or repair on Boeing-designed product unless current revision of Seller's Material Review Board (MRB) plan complies with D-13709-4 and has been approved by Boeing.


A10.4.6           Not Applicable

A10.4.7           Not Applicable

A10.4.8           Not Applicable



For complete text of notes, access via Boeing Partners Network (BPN) or contact Procurement Representative.


Puget Sound POP/RM
Special Business Provisions                                Seller's Name:  TIMET
dated 06/21/2005                                           [ * ]

* Certain information, indicated by "[ * ]" has been omitted and filed separately with the U.S. Securities and Exchange Commission. Confidential treatment has been requested with respect to such omitted portions.

                                                                    INITIALS:MSC

                                                            SBP ATTACHMENT 11 TO
                                                     SPECIAL BUSINESS PROVISIONS
When Required.
Boeing Commercial Airplanes (BCA) SECOND TIER SUPPORT REPORT (Reference SBP
Section 14.2)

======================================================================================================== ======================
Seller Name:                                                                                               Date:
===============================================================================================================================

Seller Contact:                                                                                            Phone:
===============================================================================================================================

BCA Procurement Representative Contact:                                                                    Phone:
===============================================================================================================================

BCA Purchase Contract #:
======================================================================================================== ======================

Reporting Period *              Jan - Mar           Apr - Jun         July - Sept        Oct -  Dec      Year:

===============================================================================================================================
                                                        Definitions **
================================ ==============================================================================================

Small Business (SB)              The term "small business" shall
                                 mean a small business as defined pursuant to
                                 section 3 of the Small Business Act (15
                                 U.S.C.A. 632) and relevant regulations issued
                                 pursuant thereto. Generally, this means a small
                                 business organized for profit, it is
                                 independently owned and operated, is not
                                 dominant in the field of operations in which it
                                 is bidding, and meets the size standards as
                                 prescribed in Government regulations. (Includes
                                 SDBs, SMBEs and WOSBs)
================================ ==============================================================================================

Small Disadvantaged business     A small business certified by the U.S. Small Business Administration as a socially and
(SDB)                            economically small disadvantaged business for consideration of Government set-a-side contracting opportunities and business development.  (Inc. SDBs who are women-owned)
================================ ==============================================================================================

Small Minority Business          A small business that is at least 51 percent owned, operated and controlled by a minority
Enterprise (SMBE)                group member (Asian, Black, Hispanic, and Native Americans); or, in the case of a publicly-owned business, at least 51% of the
                                 stock is owned by one or more minority group
                                 members and such individuals control the
                                 management and daily operations. (Includes
                                 SDBs)
================================ ==============================================================================================

Women-owned Small Business       A small business concern that is at least 51 percent owned by one or more women; or, in the
(WOSB)                           case of any publicly owned business, at least 51 percent of the stock is owned by one or more women; and whose management and daily
                                 business operations are controlled by one or
                                 more women. (Includes WOSBs who are also SDBs)
================================ ==============================================================================================
===============================================================================================================================
                                             Contract Dollars Received by Seller
===============================================================================================================================
======= =======================================================================================================================

A.      Boeing Commercial Airplanes contract dollars received by seller for the above reporting period* (report in whole numbers):
        $________________________________
======= =======================================================================================================================
===============================================================================================================================
                                        Value of Subcontract 2nd Tier Dollars Awarded

                                  (for Boeing Commercial Airplanes Purchase Contracts ONLY)
===================================================== =========================================================================
Diversity Category                                                         Reporting Period (see above*)
===================================================== =========================================================================
===================================================== =================================================== =====================
                                                                           Dollars                             Percent of
                                                                  (report in whole numbers)                  Seller Dollars
===================================================== =================================================== =====================
======= ============================================= =================================================== =====================

B.      Small Business (SB)                                                                                     (B / A)
======= ============================================= =================================================== =====================
======= ============================================= =================================================== =====================
C.      Small Minority Business Enterprise (SMBE)                                                               (C / A)
======= ============================================= =================================================== =====================
======= ============================================= =================================================== =====================
D.      Women-owned Small Business (WOSB)                                                                       (D / A)
======= ============================================= =================================================== =====================
===================================================== =========================================================================


Puget Sound POP/RM
Special Business Provisions                                Seller's Name:  TIMET
dated 06/21/2005                                           [ * ]

* Certain information, indicated by "[ * ]" has been omitted and filed separately with the U.S. Securities and Exchange Commission. Confidential treatment has been requested with respect to such omitted portions.

                                                                    INITIALS:MSC

-------------------------------------------------------------------------------
Authorized Company            |    Authoried Company                 Date:
Representative (Print):       |    Representative (Signature):
-------------------------------------------------------------------------------
                                                            SBP ATTACHMENT 12 TO
                                                     SPECIAL BUSINESS PROVISIONS
(Reference SBP Section 31.0)

                       For Imports into the United States

a. Record the United States Port of Entry where merchandise is to be cleared by CBP

b.       Quantities, weights and measures

         i.     Record the quantity of each item in the shipment

         ii.    If not separately noted on packing sheet(s) include on invoice:

                o        Total quantity of parts being shipped

                o Provide net weight of each part number and gross weight of entire shipment

                o        Specify unit of measure being used

                o Specify the total number of boxes included per packing sheet.

                o Textiles must specify the net gross weights and the length, width and total square meters of material.

c. Provide a detailed description of each item being shipped to ensure proper product classification per the Harmonized Tariff Schedule (HTS) and must include at a minimum:

         i.     The full name by which each item is known

         ii. Part Number as appears on Purchase Order/Contract. If the item is a raw material, provide the material grade, class and dimensions.


                Notes:

                o Generic descriptions, abbreviations, acronyms, and Stock Keeping Unit (SKU) numbers are not acceptable.

                o Boeing may request additional description information for items that do not have a Boeing part number and or design.

                o Seller will provide material class, grade, dimensions and assembly components if part is manufactured by Seller's own manufacturing drawings.

Puget Sound POP/RM
Special Business Provisions                                Seller's Name:  TIMET
dated 06/21/2005                                           [ * ]

* Certain information, indicated by "[ * ]" has been omitted and filed separately with the U.S. Securities and Exchange Commission. Confidential treatment has been requested with respect to such omitted portions.

                                                                    INITIALS:MSC

                                                            SBP ATTACHMENT 12 TO
                                                     SPECIAL BUSINESS PROVISIONS
                                                                       CONTINUED

                Commercial Invoice Requirements (Customs Invoice)

                       For Imports into the United States

         d. Country of Origin: indicate the country of manufacture of each item.

         e. Terms of Sale: Specify the International Commercial Terms of Sale (Incoterms) as agreed to per the Boeing Contract on the invoice or Boeing Work Authorization.

         f.       Specify  "Related Party to the Boeing  Company" status (Yes or
                  No) on the invoice.

         g. Commercial Invoice Number (Seller's option) h. Page numbers are required for each invoice (example: ____ of ____ pages).

2.       Commercial Invoice Valuation Requirements

         a. Must be complete and accurate, including the unit cost of each part and the total value of the entire shipment.

         b. Currency on all invoices must reflect the actual currency of the purchase contract and the transaction of money between the buyer and the seller.

         c.       List separately any Assists and/or  additional  costs used for
                  manufacturing   each  part.  For  example:

                  o Assists: Any components, materials, dies molds and tools that are supplied by Boeing free of charge or at a reduced cost to the Seller, and used in the production of imported goods. This includes any Boeing paid transportation costs associated with the assist. These transportation costs will be provided by the procurement focal responsible for this merchandise.

                  o Engineering and Design work - Work that is performed outside the U.S. by non-U.S. employees, and is not included in the unit price of the merchandise being imported.

                  o Packing Costs - Costs for packing that are incurred by the Boeing and have not been included in the unit cost.

                  o Non-recurring charges - One time charges, incurred by the Boeing, for such items as, expedite fees and transportation costs, which have not been included in the unit cost.

                  o Selling Commissions - Commissions incurred by Boeing that have not been included in the unit cost.

                  o Royalties - Fees the Boeing is required to pay as a condition of sale.

Puget Sound POP/RM
Special Business Provisions                                Seller's Name:  TIMET
dated 06/21/2005                                           [ * ]

* Certain information, indicated by "[ * ]" has been omitted and filed separately with the U.S. Securities and Exchange Commission. Confidential treatment has been requested with respect to such omitted portions.

                                                                    INITIALS:MSC

                                                            SBP ATTACHMENT 12 TO
                                                     SPECIAL BUSINESS PROVISIONS
                                                                       CONTINUED

                Commercial Invoice Requirements (Customs Invoice)

                       For Imports into the United States

         d. List all discounts that have been agreed to, or may be allowed, that apply to the purchase price or value, but have not been included in the unit price (Terms of Payment).

         e. Repaired or modified parts - separately enter the value of the item and the value of the repair on the invoice. For "no charge" repair show the value of the repair on invoice.

         f. If Seller receives any rebates, drawbacks or bounties, as a result of exportation, please itemize and provide description.

3.       Packing  Sheet\slip (if used by supplier)

         a.       Include packing sheet\slip number(s) on invoice

4.       US Government Programs Only (Regardless of Business Units)

         a. If a government contract applies, the prime contract number must be noted on the commercial invoice. Additionally, the following government contract statement needs to be shown as follows for Military Programs.

                  "United States Dept. of Defense Duty-Free Entry to be claimed pursuant to Section XXII, Chapter 98, Sub-chapter VIII, item 9808.00.3000 of the Harmonized Tariff Schedules to The United States. Upon arrival of shipment at the port of entry, District Director of Customs, please release shipment under
                  Section 19 CFR Part 142 and notify Commander, Defense Contract Management Area Operations (DCMAO) New York, for execution of customs forms and any required duty free entry certificates."

         b. Commercial Invoice must show that the shipment is consigned to a U.S. Government Agency (i.e.: U.S. Department of Defense) in "care of Boeing", if shipment has a prime contract number.

         c. If items were exported on a license or exemption upon importation, that license or exemption information should be notated as follows:

                  Example: "Originally exported under DSP-XX license number XXXXXX" or "Imported under 22 CFR XXXXX"


Puget Sound POP/RM
Special Business Provisions                                Seller's Name:  TIMET
dated 06/21/2005                                           [ * ]

* Certain information, indicated by "[ * ]" has been omitted and filed separately with the U.S. Securities and Exchange Commission. Confidential treatment has been requested with respect to such omitted portions.

                                                                    INITIALS:MSC

                                                            SBP ATTACHMENT 13 TO
                                                     SPECIAL BUSINESS PROVISIONS

                     On Site Terms and Conditions Supplement
                          (Reference SBP Section 29.8)

Not Applicable.

Puget Sound POP/RM
Special Business Provisions                                Seller's Name:  TIMET
dated 06/21/2005                                           [ * ]

* Certain information, indicated by "[ * ]" has been omitted and filed separately with the U.S. Securities and Exchange Commission. Confidential treatment has been requested with respect to such omitted portions.

                                                                    INITIALS:MSC

                                                            SBP ATTACHMENT 14 TO
                                                     SPECIAL BUSINESS PROVISIONS



                      PRODUCTION ARTICLE DELIVERY SCHEDULE
               (Reference SBP Section 2.1, GTA Sections 4.0 & 7.0)



Not Applicable


Puget Sound POP/RM
Special Business Provisions                                Seller's Name:  TIMET
dated 06/21/2005                                           [ * ]

* Certain information, indicated by "[ * ]" has been omitted and filed separately with the U.S. Securities and Exchange Commission. Confidential treatment has been requested with respect to such omitted portions.

                                                                    INITIALS:MSC

                                                            SBP ATTACHMENT 15 TO
                                                     SPECIAL BUSINESS PROVISIONS


            PRODUCTION ARTICLE DEFINITION AND CONTRACT CHANGE NOTICES
                         (Reference SBP Section 3.3.2.1)




         Not Applicable

Puget Sound POP/RM
Special Business Provisions                                Seller's Name:  TIMET
dated 06/21/2005                                           [ * ]

* Certain information, indicated by "[ * ]" has been omitted and filed separately with the U.S. Securities and Exchange Commission. Confidential treatment has been requested with respect to such omitted portions.

                                                                    INITIALS:MSC

                                                            SBP ATTACHMENT 16 TO
                                                     SPECIAL BUSINESS PROVISIONS



           NON-RECURRING AND RECURRING PRICE STATUS AND SUMMARY TABLES
                          (Reference SBP Section 12.2)


          Not Applicable



Puget Sound POP/RM
Special Business Provisions                                Seller's Name:  TIMET
dated 06/21/2005                                           [ * ]

* Certain information, indicated by "[ * ]" has been omitted and filed separately with the U.S. Securities and Exchange Commission. Confidential treatment has been requested with respect to such omitted portions.

                                                                    INITIALS:MSC

                                                            SBP ATTACHMENT 17 TO
                                                     SPECIAL BUSINESS PROVISIONS


                                    Reserved


Puget Sound POP/RM
Special Business Provisions                                Seller's Name:  TIMET
dated 06/21/2005                                           [ * ]

* Certain information, indicated by "[ * ]" has been omitted and filed separately with the U.S. Securities and Exchange Commission. Confidential treatment has been requested with respect to such omitted portions.

                                                                    INITIALS:MSC

                                                            SBP ATTACHMENT 18 TO
                                                     SPECIAL BUSINESS PROVISIONS



                 INDENTURED PRICED PARTS LIST AND SPARES PRICING


Not Applicable

Puget Sound POP/RM
Special Business Provisions                                Seller's Name:  TIMET
dated 06/21/2005                                           [ * ]

* Certain information, indicated by "[ * ]" has been omitted and filed separately with the U.S. Securities and Exchange Commission. Confidential treatment has been requested with respect to such omitted portions.

                                                                    INITIALS:MSC

                                                            SBP ATTACHMENT 19 TO
                                                     SPECIAL BUSINESS PROVISIONS


                     INCREMENTAL RELEASE PLAN AND LEAD TIMES
                          (Reference SBP Section 44.0)


         Not Applicable




Puget Sound POP/RM
Special Business Provisions                                Seller's Name:  TIMET
dated 06/21/2005                                           [ * ]

* Certain information, indicated by "[ * ]" has been omitted and filed separately with the U.S. Securities and Exchange Commission. Confidential treatment has been requested with respect to such omitted portions.

                                                                    INITIALS:MSC

                                                            SBP ATTACHMENT 20 TO
                                                     SPECIAL BUSINESS PROVISIONS



                                    Reserved


Puget Sound POP/RM
Special Business Provisions                                Seller's Name:  TIMET
dated 06/21/2005                                           [ * ]

* Certain information, indicated by "[ * ]" has been omitted and filed separately with the U.S. Securities and Exchange Commission. Confidential treatment has been requested with respect to such omitted portions.

                                                                    INITIALS:MSC

                                                            SBP ATTACHMENT 21 TO
                                                     SPECIAL BUSINESS PROVISIONS


[ * ]
Puget Sound POP/RM
Special Business Provisions                                Seller's Name:  TIMET
dated 06/21/2005                                           [ * ]

* Certain information, indicated by "[ * ]" has been omitted and filed separately with the U.S. Securities and Exchange Commission. Confidential treatment has been requested with respect to such omitted portions.

                                                                    INITIALS:MSC

SBP ATTACHMENT 22 TO
SPECIAL BUSINESS PROVISIONS
[ * ]